Exhibit 99.2

Second Quarter
Financial Supplement
June 30, 2018
2

METLIFE

As used in this QFS, “MetLife," “we” and “our” refer to MetLife, Inc., a Delaware corporation incorporated in 1999, its subsidiaries and affiliates. In this QFS, MetLife presents certain measures of its performance that are not calculated in accordance with GAAP. We believe that these non-GAAP financial measures enhance the understanding of our performance by highlighting the results of operations and the underlying profitability drivers of our business. See Appendix for definitions of non-GAAP financial measures and other financial disclosures.

GAAP INTERIM CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
	For the Three Months Ended					For the Year-to-Date Period Ended
Unaudited (In millions)	June 30, 2017	September 30, 2017	December 31, 2017	March 31, 2018	June 30, 2018	June 30, 2017	June 30, 2018

Revenues
Premiums	$9,580	$10,876	$9,571	$9,178	$15,153	$18,545	$24,331
Universal life and investment-type product policy fees	1,364	1,428	1,358	1,392	1,370	2,724	2,762
Net investment income	4,193	4,295	4,454	3,745	4,473	8,614	8,218
Other revenues	292	301	406	474	475	634	949
Net investment gains (losses)	104	(606)	106	(333)	(227)	192	(560)
Net derivative gains (losses)	(200)	(123)	(55)	349	(59)	(412)	290
Total revenues	15,333	16,171	15,840	14,805	21,185	30,297	35,990

Expenses
Policyholder benefits and claims	9,427	10,728	9,295	8,718	14,866	18,290	23,584
Interest credited to policyholder account balances	1,292	1,338	1,526	769	1,424	2,743	2,193
Policyholder dividends	313	302	306	297	309	623	606
Capitalization of DAC	(744)	(761)	(784)	(796)	(834)	(1,457)	(1,630)
Amortization of DAC and VOBA	656	626	736	693	707	1,319	1,400
Amortization of negative VOBA	(38)	(32)	(27)	(22)	(16)	(81)	(38)
Interest expense on debt	284	284	278	286	309	567	595
Other expenses	3,125	3,201	3,549	3,204	3,319	6,203	6,523
Total expenses	14,315	15,686	14,879	13,149	20,084	28,207	33,233
Income (loss) from continuing operations before provision for income tax	1,018	485	961	1,656	1,101	2,090	2,757
Provision for income tax expense (benefit)	162	(398)	(1,354)	399	207	282	606
Income (loss) from continuing operations, net of income tax	856	883	2,315	1,257	894	1,808	2,151
Income (loss) from discontinued operations, net of income tax	58	(968)	—	—	—	(18)	—
Net income (loss)	914	(85)	2,315	1,257	894	1,790	2,151
Less: Net income (loss) attributable to noncontrolling interests	3	6	(2)	4	3	6	7
Net income (loss) attributable to MetLife, Inc.	911	(91)	2,317	1,253	891	1,784	2,144
Less: Preferred stock dividends	46	6	45	6	46	52	52
Net income (loss) available to MetLife, Inc.'s common shareholders	$865	$(97)	$2,272	$1,247	$845	$1,732	$2,092

Total Premiums, Fees and Other Revenues	$11,236	$12,605	$11,335	$11,044	$16,998	$21,903	$28,042

METLIFE CORPORATE OVERVIEW

	For the Three Months Ended
Unaudited (In millions, except per share data)	June 30, 2017	September 30, 2017	December 31, 2017	March 31, 2018	June 30, 2018

Net income (loss) available to MetLife, Inc.'s common shareholders	$865	$(97)	$2,272	$1,247	$845
Adjustments from net income (loss) available to MetLife, Inc.'s common shareholders to adjusted earnings available to common shareholders:
Less: Net investment gains (losses)	104	(606)	106	(333)	(227)
Less: Net derivative gains (losses)	(200)	(123)	(55)	349	(59)
Less: Goodwill impairment	—	—	—	—	—
Less: Other adjustments to continuing operations (1)	(341)	(494)	(296)	(146)	(233)
Less: Provision for income tax (expense) benefit	126	985	1,837	(42)	41
Less: Income (loss) from discontinued operations, net of income tax	58	(968)	—	—	—
Add: Net income (loss) attributable to noncontrolling interests	3	6	(2)	4	3
Adjusted earnings available to common shareholders	$1,121	$1,115	$678	$1,423	$1,326

Net income (loss) available to MetLife, Inc.'s common shareholders per common share - diluted	$0.80	$(0.09)	$2.14	$1.19	$0.83
Less: Net investment gains (losses)	0.10	(0.57)	0.10	(0.32)	(0.22)
Less: Net derivative gains (losses)	(0.19)	(0.12)	(0.05)	0.33	(0.06)
Less: Goodwill impairment	—	—	—	—	—
Less: Other adjustments to continuing operations	(0.32)	(0.45)	(0.28)	(0.14)	(0.23)
Less: Provision for income tax (expense) benefit	0.12	0.92	1.73	(0.04)	0.04
Less: Income (loss) from discontinued operations, net of income tax	0.05	(0.90)	—	—	—
Add: Net income (loss) attributable to noncontrolling interests	—	0.01	—	—	—
Adjusted earnings available to common shareholders per common share - diluted	$1.04	$1.04	$0.64	$1.36	$1.30

	For the Three Months Ended
Unaudited (In millions, except per share data)	June 30, 2017	September 30, 2017	December 31, 2017	March 31, 2018	June 30, 2018

Notable items impacting adjusted earnings available to common shareholders:
Variable investment income	$—	$—	$—	$—	$—
Catastrophe experience and prior year development, net	—	(10)	7	—	—
Actuarial assumption review and other insurance adjustments	(28)	125	(110)	62	—
Litigation reserves & settlement costs	—	—	(55)	—	—
Expense initiative costs	(22)	(17)	(42)	(34)	(62)
Other expense-related items (2)	(36)	—	—	—	—
Tax adjustments	27	(167)	(298)	—	—
Total notable items (3)	$(59)	$(69)	$(498)	$28	$(62)

Notable items impacting adjusted earnings available to common shareholders per common share - diluted:
Variable investment income	$—	$—	$—	$—	$—
Catastrophe experience and prior year development, net	$—	$(0.01)	$0.01	$—	$—
Actuarial assumption review and other insurance adjustments	$(0.03)	$0.12	$(0.10)	$0.06	$—
Litigation reserves & settlement costs	$—	$—	$(0.05)	$—	$—
Expense initiative costs	$(0.02)	$(0.02)	$(0.04)	$(0.03)	$(0.06)
Other expense-related items (2)	$(0.03)	$—	$—	$—	$—
Tax adjustments	$0.02	$(0.16)	$(0.28)	$—	$—
Total notable items (3)	$(0.05)	$(0.06)	$(0.47)	$0.03	$(0.06)

	For the Three Months Ended
Unaudited (In millions)	June 30, 2017	September 30, 2017	December 31, 2017	March 31, 2018	June 30, 2018
Weighted average common shares outstanding - diluted	1,082.1	1,071.5	1,062.1	1,044.4	1,023.8

(1) See Page A-1 for further detail.
(2) For the three months ended June 30, 2017, $36 million in lease impairments are included.

(3) These notable items represent a positive (negative) impact to adjusted earnings available to common shareholders and adjusted earnings available to common shareholders per common share - diluted. The per share data for each notable item is calculated on a standalone basis and may not sum to total notable items. Notable Items reflect the unexpected impact of events that affect MetLife's results, but that were unknown and that MetLife could not anticipate when it devised its Business Plan. Notable Items also include certain items regardless of the extent anticipated in the Business Plan to help investors have a better understanding of MetLife's results and to evaluate and forecast those results.

METLIFE CORPORATE OVERVIEW (CONTINUED)

Unaudited	June 30, 2017	September 30, 2017	December 31, 2017	March 31, 2018	June 30, 2018

Book value per common share (1)	$63.63	$52.09	$54.24	$52.49	$50.28
Book value per common share, excluding AOCI other than FCTA (1)	$51.29	$41.21	$42.92	$43.36	$42.76
Book value per common share - common stockholders' equity, excluding net equity of assets and liabilities of disposed subsidiary (excludes AOCI other than FCTA) (1)	$37.52	$41.21	$42.92	$43.36	$42.76
Book value per common share - tangible common stockholders' equity (1)	$42.26	$32.18	$33.63	$33.80	$33.22

	For the Three Months Ended
Unaudited	June 30, 2017	September 30, 2017	December 31, 2017	March 31, 2018	June 30, 2018
Return on MetLife, Inc.'s (2):
Common stockholders' equity	5.2%	(0.6)%	16.3%	9.0%	6.5%
Common stockholders' equity, excluding AOCI other than FCTA	6.3%	(0.8)%	20.6%	11.2%	7.8%
Tangible common stockholders' equity	7.8%	(0.9)%	26.4%	14.4%	10.1%

Adjusted return on MetLife, Inc.'s (2):
Common stockholders' equity	6.7%	7.3%	4.9%	10.3%	10.2%
Common stockholders' equity, excluding AOCI other than FCTA	8.2%	9.1%	6.1%	12.8%	12.2%
Common stockholders' equity, excluding net equity of assets and liabilities of disposed subsidiary (excludes AOCI other than FCTA)	11.4%	10.7%	6.1%	12.8%	12.2%
Tangible common stockholders' equity	10.0%	11.4%	8.0%	16.4%	15.8%

	For the Three Months Ended
Unaudited (In millions)	June 30, 2017	September 30, 2017	December 31, 2017	March 31, 2018	June 30, 2018

Common shares outstanding, beginning of period	1,081.3	1,063.5	1,054.3	1,043.6	1,024.1
Share repurchases	(18.3)	(10.4)	(11.9)	(21.4)	(24.1)
Newly issued shares	0.5	1.2	1.2	1.9	0.2
Common shares outstanding, end of period	1,063.5	1,054.3	1,043.6	1,024.1	1,000.2

Weighted average common shares outstanding - basic	1,074.0	1,062.3	1,052.5	1,035.9	1,015.6
Dilutive effect of the exercise or issuance of stock-based awards	8.1	9.2	9.6	8.5	8.2
Weighted average common shares outstanding - diluted	1,082.1	1,071.5	1,062.1	1,044.4	1,023.8

MetLife Policyholder Trust Shares	159.1	157.3	155.2	153.5	151.6

(1) Calculated using common shares outstanding, end of period.

(2) Annualized using quarter-to-date results. See page A-4 for the return on MetLife, Inc.'s common stockholders' equity and adjusted return on MetLife, Inc.'s common stockholders' equity for the year ended December 31, 2017.

METLIFE KEY ADJUSTED EARNINGS STATEMENT LINE ITEMS

	For the Three Months Ended					For the Year-to-Date Period Ended
Unaudited (In millions)	June 30, 2017	September 30, 2017	December 31, 2017	March 31, 2018	June 30, 2018	June 30, 2017	June 30, 2018

Total revenues	$15,333	$16,171	$15,840	$14,805	$21,185	$30,297	$35,990
Less: Net investment (gains) losses	104	(606)	106	(333)	(227)	192	(560)
Less: Net derivative (gains) losses	(200)	(123)	(55)	349	(59)	(412)	290
Less: Adjustments related to net investment (gains) losses and net derivative (gains) losses	9	4	(2)	(5)	(5)	10	(10)
Less: Other adjustments to revenues:
GMIB fees	31	32	31	30	31	62	61
Investment hedge adjustments	(114)	(97)	(85)	(110)	(119)	(253)	(229)
Operating joint venture adjustments	1	—	—	1	—	—	1
Unit-linked contract income	214	234	436	(353)	286	630	(67)
Securitization entities income	—	—	—	—	—	—	—
Settlement of foreign currency earnings hedges	5	5	6	4	5	11	9
Certain partnership distributions	—	—	—	(12)	(21)	—	(33)
TSA fees	—	—	—	79	78	—	157
Divested businesses	(228)	(54)	—	7	—	(508)	7
Total adjusted revenues	$15,511	$16,776	$15,403	$15,148	$21,216	$30,565	$36,364

	For the Three Months Ended					For the Year-to-Date Period Ended
Unaudited (In millions)	June 30, 2017	September 30, 2017	December 31, 2017	March 31, 2018	June 30, 2018	June 30, 2017	June 30, 2018

Net investment income	$4,193	$4,295	$4,454	$3,745	$4,473	$8,614	$8,218
Less: Adjustments to net investment income:
Investment hedge adjustments	(114)	(97)	(85)	(110)	(119)	(253)	(229)
Operating joint venture adjustments	1	—	—	1	—	—	1
Unit-linked contract income	214	234	436	(353)	286	630	(67)
Securitization entities income	—	—	—	—	—	—	—
Certain partnership distributions	—	—	—	(12)	(21)	—	(33)
Divested businesses	(21)	2	—	—	—	(48)	—
Net investment income, as reported on an adjusted basis	$4,113	$4,156	$4,103	$4,219	$4,327	$8,285	$8,546

	For the Three Months Ended					For the Year-to-Date Period Ended
Unaudited (In millions)	June 30, 2017	September 30, 2017	December 31, 2017	March 31, 2018	June 30, 2018	June 30, 2017	June 30, 2018

Total premiums, fees and other revenues	$11,236	$12,605	$11,335	$11,044	$16,998	$21,903	$28,042
Less: Adjustments to premiums, fees and other revenues:
Unearned revenue adjustments	9	4	(2)	(5)	(5)	10	(10)
GMIB fees	31	32	31	30	31	62	61
Settlement of foreign currency earnings hedges	5	5	6	4	5	11	9
TSA fees	—	—	—	79	78	—	157
Divested businesses	(207)	(56)	—	7	—	(460)	7
Total adjusted premiums, fees and other revenues	$11,398	$12,620	$11,300	$10,929	$16,889	$22,280	$27,818
Total adjusted premiums, fees and other revenues, on a constant currency basis	$11,439	$12,614	$11,334	$10,846	$16,889

METLIFE KEY ADJUSTED EARNINGS STATEMENT LINE ITEMS (CONTINUED)

	For the Three Months Ended					For the Year-to-Date Period Ended
Unaudited (In millions)	June 30, 2017	September 30, 2017	December 31, 2017	March 31, 2018	June 30, 2018	June 30, 2017	June 30, 2018

Total expenses	$14,315	$15,686	$14,879	$13,149	$20,084	$28,207	$33,233
Less: Adjustments related to net investment (gains) losses and net derivative (gains) losses	(28)	(2)	(28)	(14)	(10)	(30)	(24)
Less: Goodwill impairment	—	—	—	—	—	—	—
Less: Other adjustments to expenses:
Inflation and pass-through adjustments	53	(28)	(77)	41	—	74	41
GMIB costs and amortization of DAC and VOBA related to GMIB fees and GMIB costs	61	138	93	15	60	121	75
Market value adjustments and amortization of DAC, VOBA and negative VOBA related to market value adjustments	2	6	2	—	(1)	5	(1)
PAB hedge adjustments	(1)	(1)	—	(1)	(1)	(2)	(2)
Unit-linked contract costs	213	229	420	(347)	268	615	(79)
Securitization entities debt expense	—	—	—	—	—	—	—
Noncontrolling interest	(3)	(10)	5	(7)	(5)	(7)	(12)
Regulatory implementation costs	—	—	—	1	2	—	3
Acquisition, integration and other costs	14	20	23	11	14	22	25
TSA fees	—	—	—	79	78	—	157
Divested businesses	(52)	266	244	9	83	(14)	92
Total adjusted expenses	$14,056	$15,068	$14,197	$13,362	$19,596	$27,423	$32,958

	For the Three Months Ended					For the Year-to-Date Period Ended
Unaudited (In millions)	June 30, 2017	September 30, 2017	December 31, 2017	March 31, 2018	June 30, 2018	June 30, 2017	June 30, 2018

Capitalization of DAC	$(744)	$(761)	$(784)	$(796)	$(834)	$(1,457)	$(1,630)
Less: Divested businesses	14	4	—	(1)	—	30	(1)
Capitalization of DAC, as reported on an adjusted basis	$(758)	$(765)	$(784)	$(795)	$(834)	$(1,487)	$(1,629)

	For the Three Months Ended					For the Year-to-Date Period Ended
Unaudited (In millions)	June 30, 2017	September 30, 2017	December 31, 2017	March 31, 2018	June 30, 2018	June 30, 2017	June 30, 2018

Other expenses	$3,125	$3,201	$3,549	$3,204	$3,319	$6,203	$6,523
Less: Noncontrolling interest	(3)	(10)	5	(7)	(5)	(7)	(12)
Less: Regulatory implementation costs	—	—	—	1	2	—	3
Less: Acquisition, integration and other costs	14	20	23	11	14	22	25
Less: TSA fees	—	—	—	79	78	—	157
Less: Divested businesses	44	70	244	10	53	177	63
Other expenses, as reported on an adjusted basis	$3,070	$3,121	$3,277	$3,110	$3,177	$6,011	$6,287
Other expenses, as reported on an adjusted basis, on a constant currency basis	$3,080	$3,112	$3,283	$3,075	$3,177

METLIFE EXPENSE DETAIL AND RATIOS

	For the Three Months Ended					For the Year-to-Date Period Ended
Unaudited (In millions, except ratio data)	June 30, 2017	September 30, 2017	December 31, 2017	March 31, 2018	June 30, 2018	June 30, 2017	June 30, 2018
Other expenses	$3,125	$3,201	$3,549	$3,204	$3,319	$6,203	$6,523
Capitalization of DAC	(744)	(761)	(784)	(796)	(834)	(1,457)	(1,630)
Other expenses, net of capitalization of DAC	$2,381	$2,440	$2,765	$2,408	$2,485	$4,746	$4,893

Total premiums, fees and other revenues	$11,236	$12,605	$11,335	$11,044	$16,998	$21,903	$28,042

Expense ratio	21.2%	19.4%	24.4%	21.8%	14.6%	21.7%	17.4%

	For the Three Months Ended					For the Year-to-Date Period Ended
Unaudited (In millions)	June 30, 2017	September 30, 2017	December 31, 2017	March 31, 2018	June 30, 2018	June 30, 2017	June 30, 2018
Other expenses by major category, as reported on an adjusted basis
Direct expenses	$1,459	$1,506	$1,697	$1,462	$1,500	$2,803	$2,962
Pension, postretirement and postemployment benefit costs	76	80	66	49	47	155	96
Premium taxes, other taxes, and licenses & fees	148	144	153	178	187	323	365
Commissions and other variable expenses	1,387	1,391	1,361	1,421	1,443	2,730	2,864
Other expenses, as reported on an adjusted basis	3,070	3,121	3,277	3,110	3,177	6,011	6,287
Capitalization of DAC, as reported on an adjusted basis	(758)	(765)	(784)	(795)	(834)	(1,487)	(1,629)
Other expenses, net of capitalization of DAC, as reported on an adjusted basis	2,312	2,356	2,493	2,315	2,343	4,524	4,658
Less: Total notable items related to other expenses, as reported on an adjusted basis	137	26	149	43	78	202	121
Other expenses, net of capitalization of DAC, excluding total notable items related to other expenses, as reported on an adjusted basis	$2,175	$2,330	$2,344	$2,272	$2,265	$4,322	$4,537

	For the Three Months Ended					For the Year-to-Date Period Ended
Unaudited (In millions, except ratio data)	June 30, 2017	September 30, 2017	December 31, 2017	March 31, 2018	June 30, 2018	June 30, 2017	June 30, 2018
Employee related costs	$880	$937	$846	$937	$894	$1,816	$1,831
Third party staffing costs	399	412	519	381	401	760	782
General and administrative expenses	180	157	332	144	205	227	349
Direct expenses	1,459	1,506	1,697	1,462	1,500	2,803	2,962
Less: Total notable items related to direct expenses	88	26	149	43	78	121	121
Direct expenses, excluding total notable items related to direct expenses	$1,371	$1,480	$1,548	$1,419	$1,422	$2,682	$2,841

Other expenses, net of capitalization of DAC, as reported on an adjusted basis	$2,312	$2,356	$2,493	$2,315	$2,343	$4,524	$4,658
Less: Total notable items related to other expenses, as reported on an adjusted basis	137	26	149	43	78	202	121
Other expenses, net of capitalization of DAC, excluding total notable items related to other expenses, as reported on an adjusted basis	$2,175	$2,330	$2,344	$2,272	$2,265	$4,322	$4,537

Total adjusted premiums, fees and other revenues	$11,398	$12,620	$11,300	$10,929	$16,889	$22,280	$27,818
Less: Pension risk transfer ("PRT")	809	1,829	597	—	5,952	879	5,952
Total adjusted premiums, fees and other revenues, excluding PRT	$10,589	$10,791	$10,703	$10,929	$10,937	$21,401	$21,866

Direct expense ratio	12.8%	11.9%	15.0%	13.4%	8.9%	12.6%	10.6%
Direct expense ratio, excluding total notable items related to direct expenses and PRT	12.9%	13.7%	14.5%	13.0%	13.0%	12.5%	13.0%

Adjusted expense ratio	20.3%	18.7%	22.1%	21.2%	13.9%	20.3%	16.7%
Adjusted expense ratio, excluding total notable items related to other expenses and PRT	20.5%	21.6%	21.9%	20.8%	20.7%	20.2%	20.7%

METLIFE CONSOLIDATED BALANCE SHEETS

Unaudited (In millions)	June 30, 2017	September 30, 2017	December 31, 2017	March 31, 2018	June 30, 2018

ASSETS
Investments:
Fixed maturity securities available-for-sale, at estimated fair value	$300,616	$308,894	$308,931	$304,711	$306,331
Equity securities available-for-sale, at estimated fair value	3,137	2,776	2,513	1,544	1,483
Contractholder-directed equity securities and fair value option securities, at estimated fair value	14,762	16,538	16,745	16,444	13,848
Mortgage loans	67,309	68,057	68,731	71,055	70,852
Policy loans	9,558	9,585	9,669	9,744	9,702
Real estate and real estate joint ventures	9,256	9,486	9,637	9,862	9,741
Other limited partnership interests	5,251	5,501	5,708	5,876	5,985
Short-term investments, principally at estimated fair value	5,890	7,217	4,870	5,121	3,853
Other invested assets, principally at estimated fair value	16,559	17,652	17,263	17,486	17,017
Total investments	432,338	445,706	444,067	441,843	438,812
Cash and cash equivalents, principally at estimated fair value	12,876	13,023	12,701	13,927	16,312
Accrued investment income	3,362	3,692	3,524	3,638	3,512
Premiums, reinsurance and other receivables	16,475	18,588	18,423	19,368	19,608
Deferred policy acquisition costs and value of business acquired	18,039	18,399	18,419	19,330	19,013
Current income tax recoverable	66	3	—	—	—
Goodwill	9,385	9,556	9,590	9,733	9,499
Assets of disposed subsidiary	220,295	—	—	—	—
Other assets	7,474	8,149	8,167	8,387	8,230
Separate account assets	204,889	203,399	205,001	196,358	191,347
Total assets	$925,199	$720,515	$719,892	$712,584	$706,333

LIABILITIES AND EQUITY
Liabilities
Future policy benefits	$171,271	$176,005	$177,974	$180,348	$184,461
Policyholder account balances	178,218	181,703	182,518	184,289	182,493
Other policy-related balances	13,804	15,428	15,515	16,023	15,908
Policyholder dividends payable	707	730	682	672	695
Policyholder dividend obligation	2,237	2,201	2,121	1,277	792
Payables for collateral under securities loaned and other transactions	26,604	27,132	25,723	26,151	27,030
Short-term debt	235	214	477	526	479
Long-term debt	16,492	16,688	15,686	15,707	14,536
Collateral financing arrangements	1,235	1,220	1,121	1,108	1,085
Junior subordinated debt securities	3,169	3,144	3,144	3,145	3,146
Liabilities of disposed subsidiary	206,334	—	—	—	—
Current income tax payable	—	—	311	155	222
Deferred income tax liability	7,763	8,695	6,767	6,304	5,377
Other liabilities	22,295	26,745	23,982	24,013	24,930
Separate account liabilities	204,889	203,399	205,001	196,358	191,347
Total liabilities	855,253	663,304	661,022	656,076	652,501

Equity
Preferred stock, at par value	—	—	—	—	—
Common stock, at par value	12	12	12	12	12
Additional paid-in capital	31,021	31,066	31,111	31,653	32,454
Retained earnings	35,547	24,677	26,527	26,453	26,870
Treasury stock, at cost	(5,284)	(5,779)	(6,401)	(7,442)	(8,557)
Accumulated other comprehensive income (loss)	8,436	7,005	7,427	5,634	2,854
Total MetLife, Inc.'s stockholders' equity	69,732	56,981	58,676	56,310	53,633
Noncontrolling interests	214	230	194	198	199
Total equity	69,946	57,211	58,870	56,508	53,832
Total liabilities and equity	$925,199	$720,515	$719,892	$712,584	$706,333

METLIFE SUMMARY OF ADJUSTED EARNINGS AVAILABLE TO COMMON SHAREHOLDERS, AND ADJUSTED RETURN ON ALLOCATED EQUITY AND ALLOCATED TANGIBLE EQUITY
SUMMARY OF ADJUSTED EARNINGS AVAILABLE TO COMMON SHAREHOLDERS

	For the Three Months Ended
Unaudited (In millions)	June 30, 2017	September 30, 2017	December 31, 2017	March 31, 2018	June 30, 2018

Adjusted earnings before provision for income tax
U.S.
GROUP BENEFITS	$312	$370	$352	$283	$335
RETIREMENT AND INCOME SOLUTIONS	402	381	266	426	436
PROPERTY & CASUALTY	26	63	133	115	74
TOTAL U.S.	$740	$814	$751	$824	$845
ASIA	467	470	471	472	524
LATIN AMERICA	188	214	158	215	200
EMEA	86	92	91	102	112
METLIFE HOLDINGS	342	538	276	529	346
CORPORATE & OTHER	(368)	(420)	(541)	(356)	(407)
Total adjusted earnings before provision for income tax	$1,455	$1,708	$1,206	$1,786	$1,620

Provision for income tax expense (benefit)
U.S.
GROUP BENEFITS	$109	$129	$122	$65	$74
RETIREMENT AND INCOME SOLUTIONS	140	134	93	87	89
PROPERTY & CASUALTY	(2)	12	38	19	11
TOTAL U.S.	$247	$275	$253	$171	$174
ASIA	157	156	161	145	161
LATIN AMERICA	34	51	33	75	55
EMEA	14	21	12	21	26
METLIFE HOLDINGS	105	174	82	104	66
CORPORATE & OTHER	(269)	(90)	(58)	(159)	(234)
Total provision for income tax expense (benefit)	$288	$587	$483	$357	$248

Adjusted earnings available to common shareholders
U.S.
GROUP BENEFITS	$203	$241	$230	$218	$261
RETIREMENT AND INCOME SOLUTIONS	262	247	173	339	347
PROPERTY & CASUALTY	28	51	95	96	63
TOTAL U.S.	$493	$539	$498	$653	$671
ASIA	310	314	310	327	363
LATIN AMERICA	154	163	125	140	145
EMEA	72	71	79	81	86
METLIFE HOLDINGS	237	364	194	425	280
CORPORATE & OTHER (1)	(145)	(336)	(528)	(203)	(219)
Total adjusted earnings available to common shareholders (1)	$1,121	$1,115	$678	$1,423	$1,326

ADJUSTED RETURN ON ALLOCATED EQUITY (2)
	For the Three Months Ended
Unaudited	June 30, 2017	September 30, 2017	December 31, 2017	March 31, 2018	June 30, 2018

U.S.
GROUP BENEFITS	28.8%	34.2%	32.7%	31.2%	37.3%
RETIREMENT AND INCOME SOLUTIONS	18.9%	17.8%	12.5%	21.8%	22.4%
PROPERTY & CASUALTY	6.0%	11.0%	20.4%	20.7%	13.6%
TOTAL U.S.	19.3%	21.1%	19.5%	24.1%	24.7%
ASIA	9.9%	10.0%	9.9%	9.2%	10.2%
LATIN AMERICA	21.0%	22.2%	17.0%	17.8%	18.5%
EMEA	9.0%	8.8%	9.8%	9.3%	9.9%
METLIFE HOLDINGS	8.4%	12.9%	6.9%	16.9%	11.1%

ADJUSTED RETURN ON ALLOCATED TANGIBLE EQUITY (2)
	For the Three Months Ended
Unaudited	June 30, 2017	September 30, 2017	December 31, 2017	March 31, 2018	June 30, 2018

U.S.	22.5%	24.6%	22.7%	27.9%	28.6%
ASIA	15.8%	16.0%	15.8%	13.9%	15.4%
LATIN AMERICA	36.2%	38.3%	29.3%	29.8%	30.9%
EMEA	14.7%	14.5%	16.1%	15.3%	16.2%
METLIFE HOLDINGS	9.5%	14.5%	7.8%	19.0%	12.6%

(1) Includes impact of preferred stock dividends of $46 million, $6 million, $45 million, $6 million and $46 million for the three months ended June 30, 2017, September 30, 2017, December 31, 2017, March 31, 2018 and June 30, 2018, respectively.

(2) Annualized using quarter-to-date results. See Page A-5 for the return on allocated equity and return on allocated tangible equity for each of the periods presented.

U.S. STATEMENTS OF ADJUSTED EARNINGS AVAILABLE TO COMMON SHAREHOLDERS
	For the Three Months Ended					For the Year-to-Date Period Ended
Unaudited (In millions)	June 30, 2017	September 30, 2017	December 31, 2017	March 31, 2018	June 30, 2018	June 30, 2017	June 30, 2018

Adjusted revenues
Premiums	$5,877	$6,987	$5,583	$5,217	$11,302	$11,062	$16,519
Universal life and investment-type product policy fees	251	247	249	258	262	516	520
Net investment income	1,575	1,602	1,607	1,662	1,719	3,187	3,381
Other revenues	199	197	206	204	203	403	407
Total adjusted revenues	7,902	9,033	7,645	7,341	13,486	15,168	20,827

Adjusted expenses
Policyholder benefits and claims and policyholder dividends	5,887	6,916	5,580	5,138	11,233	11,131	16,371
Interest credited to policyholder account balances	359	376	388	407	439	710	846
Capitalization of DAC	(116)	(126)	(116)	(106)	(114)	(216)	(220)
Amortization of DAC and VOBA	114	118	113	115	114	228	229
Amortization of negative VOBA	—	—	—	—	—	—	—
Interest expense on debt	4	2	3	2	4	6	6
Other expenses	914	933	926	961	965	1,823	1,926
Total adjusted expenses	7,162	8,219	6,894	6,517	12,641	13,682	19,158
Adjusted earnings before provision for income tax	740	814	751	824	845	1,486	1,669
Provision for income tax expense (benefit)	247	275	253	171	174	496	345
Adjusted earnings	493	539	498	653	671	990	1,324
Preferred stock dividends	—	—	—	—	—	—	—
Adjusted earnings available to common shareholders	$493	$539	$498	$653	$671	$990	$1,324

Reconciliation to Income (Loss) from Continuing Operations, Net of Income Tax
Adjusted earnings	$493	$539	$498	$653	$671	$990	$1,324
Adjustments from adjusted earnings to income (loss) from continuing operations, net of income tax:
Net investment gains (losses)	—	96	102	(110)	67	(18)	(43)
Net derivative gains (losses)	128	(14)	13	(54)	151	(20)	97
Premiums	—	—	—	—	—	—	—
Universal life and investment-type product policy fees	—	—	—	—	—	—	—
Net investment income	(51)	(43)	(35)	(54)	(74)	(117)	(128)
Other revenues	—	—	—	—	—	—	—
Policyholder benefits and claims and policyholder dividends	(2)	(1)	(1)	8	(2)	(3)	6
Interest credited to policyholder account balances	1	1	—	1	1	2	2
Capitalization of DAC	—	—	—	—	—	—	—
Amortization of DAC and VOBA	—	—	—	—	—	—	—
Amortization of negative VOBA	—	—	—	—	—	—	—
Interest expense on debt	—	—	—	—	—	—	—
Other expenses	—	—	—	—	—	—	—
Goodwill impairment	—	—	—	—	—	—	—
Provision for income tax (expense) benefit	(27)	(13)	(28)	45	(31)	53	14
Income (loss) from continuing operations, net of income tax	542	565	549	489	783	887	1,272
Income (loss) from discontinued operations, net of income tax	—	—	—	—	—	—	—
Net income (loss)	542	565	549	489	783	887	1,272
Less: Net income (loss) attributable to noncontrolling interests	—	—	—	—	—	—	—
Net income (loss) attributable to MetLife, Inc.	542	565	549	489	783	887	1,272
Less: Preferred stock dividends	—	—	—	—	—	—	—
Net income (loss) available to MetLife, Inc.’s common shareholders	$542	$565	$549	$489	$783	$887	$1,272

Total Adjusted Premiums, Fees and Other Revenues	$6,327	$7,431	$6,038	$5,679	$11,767	$11,981	$17,446

U.S. GROUP BENEFITS STATEMENTS OF ADJUSTED EARNINGS AVAILABLE TO COMMON SHAREHOLDERS
	For the Three Months Ended					For the Year-to-Date Period Ended
Unaudited (In millions)	June 30, 2017	September 30, 2017	December 31, 2017	March 31, 2018	June 30, 2018	June 30, 2017	June 30, 2018

Adjusted revenues
Premiums	$3,880	$3,756	$3,780	$4,094	$4,051	$7,851	$8,145
Universal life and investment-type product policy fees	200	197	198	203	199	404	402
Net investment income	280	285	275	279	277	565	556
Other revenues	122	120	127	126	128	247	254
Total adjusted revenues	4,482	4,358	4,380	4,702	4,655	9,067	9,357

Adjusted expenses
Policyholder benefits and claims and policyholder dividends	3,560	3,374	3,413	3,744	3,659	7,230	7,403
Interest credited to policyholder account balances	34	34	34	33	36	68	69
Capitalization of DAC	(7)	(8)	(7)	(7)	(8)	(16)	(15)
Amortization of DAC and VOBA	10	9	7	11	10	20	21
Amortization of negative VOBA	—	—	—	—	—	—	—
Interest expense on debt	1	—	1	—	1	1	1
Other expenses	572	579	580	638	622	1,154	1,260
Total adjusted expenses	4,170	3,988	4,028	4,419	4,320	8,457	8,739
Adjusted earnings before provision for income tax	312	370	352	283	335	610	618
Provision for income tax expense (benefit)	109	129	122	65	74	213	139
Adjusted earnings	203	241	230	218	261	397	479
Preferred stock dividends	—	—	—	—	—	—	—
Adjusted earnings available to common shareholders	$203	$241	$230	$218	$261	$397	$479

Reconciliation to Income (Loss) from Continuing Operations, Net of Income Tax
Adjusted earnings	$203	$241	$230	$218	$261	$397	$479
Adjustments from adjusted earnings to income (loss) from continuing operations, net of income tax:
Net investment gains (losses)	(3)	—	7	(17)	(11)	6	(28)
Net derivative gains (losses)	26	(7)	(13)	(45)	17	(8)	(28)
Premiums	—	—	—	—	—	—	—
Universal life and investment-type product policy fees	—	—	—	—	—	—	—
Net investment income	(17)	(16)	(15)	(16)	(16)	(38)	(32)
Other revenues	—	—	—	—	—	—	—
Policyholder benefits and claims and policyholder dividends	—	—	—	—	—	—	—
Interest credited to policyholder account balances	—	—	—	—	—	—	—
Capitalization of DAC	—	—	—	—	—	—	—
Amortization of DAC and VOBA	—	—	—	—	—	—	—
Amortization of negative VOBA	—	—	—	—	—	—	—
Interest expense on debt	—	—	—	—	—	—	—
Other expenses	—	—	—	—	—	—	—
Goodwill impairment	—	—	—	—	—	—	—
Provision for income tax (expense) benefit	(2)	8	7	17	2	14	19
Income (loss) from continuing operations, net of income tax	207	226	216	157	253	371	410
Income (loss) from discontinued operations, net of income tax	—	—	—	—	—	—	—
Net income (loss)	207	226	216	157	253	371	410
Less: Net income (loss) attributable to noncontrolling interests	—	—	—	—	—	—	—
Net income (loss) attributable to MetLife, Inc.	207	226	216	157	253	371	410
Less: Preferred stock dividends	—	—	—	—	—	—	—
Net income (loss) available to MetLife, Inc.’s common shareholders	$207	$226	$216	$157	$253	$371	$410

Total Adjusted Premiums, Fees and Other Revenues	$4,202	$4,073	$4,105	$4,423	$4,378	$8,502	$8,801

U.S. RETIREMENT AND INCOME SOLUTIONS STATEMENTS OF ADJUSTED EARNINGS AVAILABLE TO COMMON SHAREHOLDERS
	For the Three Months Ended					For the Year-to-Date Period Ended
Unaudited (In millions)	June 30, 2017	September 30, 2017	December 31, 2017	March 31, 2018	June 30, 2018	June 30, 2017	June 30, 2018

Adjusted revenues
Premiums	$1,115	$2,336	$902	$244	$6,359	$1,461	$6,603
Universal life and investment-type product policy fees	51	50	51	55	63	112	118
Net investment income	1,254	1,276	1,294	1,340	1,400	2,539	2,740
Other revenues	72	73	73	72	70	144	142
Total adjusted revenues	2,492	3,735	2,320	1,711	7,892	4,256	9,603

Adjusted expenses
Policyholder benefits and claims and policyholder dividends	1,652	2,897	1,587	806	6,938	2,564	7,744
Interest credited to policyholder account balances	325	342	354	374	403	642	777
Capitalization of DAC	(8)	(12)	(9)	(5)	(1)	(10)	(6)
Amortization of DAC and VOBA	4	7	4	6	6	9	12
Amortization of negative VOBA	—	—	—	—	—	—	—
Interest expense on debt	3	2	2	2	3	5	5
Other expenses	114	118	116	102	107	224	209
Total adjusted expenses	2,090	3,354	2,054	1,285	7,456	3,434	8,741
Adjusted earnings before provision for income tax	402	381	266	426	436	822	862
Provision for income tax expense (benefit)	140	134	93	87	89	286	176
Adjusted earnings	262	247	173	339	347	536	686
Preferred stock dividends	—	—	—	—	—	—	—
Adjusted earnings available to common shareholders	$262	$247	$173	$339	$347	$536	$686

Reconciliation to Income (Loss) from Continuing Operations, Net of Income Tax
Adjusted earnings	$262	$247	$173	$339	$347	$536	$686
Adjustments from adjusted earnings to income (loss) from continuing operations, net of income tax:
Net investment gains (losses)	4	96	93	(90)	81	(29)	(9)
Net derivative gains (losses)	104	(8)	24	(8)	133	(7)	125
Premiums	—	—	—	—	—	—	—
Universal life and investment-type product policy fees	—	—	—	—	—	—	—
Net investment income	(34)	(27)	(20)	(38)	(58)	(79)	(96)
Other revenues	—	—	—	—	—	—	—
Policyholder benefits and claims and policyholder dividends	(2)	(1)	(1)	8	(2)	(3)	6
Interest credited to policyholder account balances	1	1	—	1	1	2	2
Capitalization of DAC	—	—	—	—	—	—	—
Amortization of DAC and VOBA	—	—	—	—	—	—	—
Amortization of negative VOBA	—	—	—	—	—	—	—
Interest expense on debt	—	—	—	—	—	—	—
Other expenses	—	—	—	—	—	—	—
Goodwill impairment	—	—	—	—	—	—	—
Provision for income tax (expense) benefit	(26)	(21)	(33)	27	(33)	39	(6)
Income (loss) from continuing operations, net of income tax	309	287	236	239	469	459	708
Income (loss) from discontinued operations, net of income tax	—	—	—	—	—	—	—
Net income (loss)	309	287	236	239	469	459	708
Less: Net income (loss) attributable to noncontrolling interests	—	—	—	—	—	—	—
Net income (loss) attributable to MetLife, Inc.	309	287	236	239	469	459	708
Less: Preferred stock dividends	—	—	—	—	—	—	—
Net income (loss) available to MetLife, Inc.’s common shareholders	$309	$287	$236	$239	$469	$459	$708

Total Adjusted Premiums, Fees and Other Revenues	$1,238	$2,459	$1,026	$371	$6,492	$1,717	$6,863

U.S. PROPERTY & CASUALTY STATEMENTS OF ADJUSTED EARNINGS AVAILABLE TO COMMON SHAREHOLDERS
	For the Three Months Ended					For the Year-to-Date Period Ended
Unaudited (In millions)	June 30, 2017	September 30, 2017	December 31, 2017	March 31, 2018	June 30, 2018	June 30, 2017	June 30, 2018

Adjusted revenues
Premiums	$882	$895	$901	$879	$892	$1,750	$1,771
Universal life and investment-type product policy fees	—	—	—	—	—	—	—
Net investment income	41	41	38	43	42	83	85
Other revenues	5	4	6	6	5	12	11
Total adjusted revenues	928	940	945	928	939	1,845	1,867

Adjusted expenses
Policyholder benefits and claims and policyholder dividends	675	645	580	588	636	1,337	1,224
Interest credited to policyholder account balances	—	—	—	—	—	—	—
Capitalization of DAC	(101)	(106)	(100)	(94)	(105)	(190)	(199)
Amortization of DAC and VOBA	100	102	102	98	98	199	196
Amortization of negative VOBA	—	—	—	—	—	—	—
Interest expense on debt	—	—	—	—	—	—	—
Other expenses	228	236	230	221	236	445	457
Total adjusted expenses	902	877	812	813	865	1,791	1,678
Adjusted earnings before provision for income tax	26	63	133	115	74	54	189
Provision for income tax expense (benefit)	(2)	12	38	19	11	(3)	30
Adjusted earnings	28	51	95	96	63	57	159
Preferred stock dividends	—	—	—	—	—	—	—
Adjusted earnings available to common shareholders	$28	$51	$95	$96	$63	$57	$159

Reconciliation to Income (Loss) from Continuing Operations, Net of Income Tax
Adjusted earnings	$28	$51	$95	$96	$63	$57	$159
Adjustments from adjusted earnings to income (loss) from continuing operations, net of income tax:
Net investment gains (losses)	(1)	—	2	(3)	(3)	5	(6)
Net derivative gains (losses)	(2)	1	2	(1)	1	(5)	—
Premiums	—	—	—	—	—	—	—
Universal life and investment-type product policy fees	—	—	—	—	—	—	—
Net investment income	—	—	—	—	—	—	—
Other revenues	—	—	—	—	—	—	—
Policyholder benefits and claims and policyholder dividends	—	—	—	—	—	—	—
Interest credited to policyholder account balances	—	—	—	—	—	—	—
Capitalization of DAC	—	—	—	—	—	—	—
Amortization of DAC and VOBA	—	—	—	—	—	—	—
Amortization of negative VOBA	—	—	—	—	—	—	—
Interest expense on debt	—	—	—	—	—	—	—
Other expenses	—	—	—	—	—	—	—
Goodwill impairment	—	—	—	—	—	—	—
Provision for income tax (expense) benefit	1	—	(2)	1	—	—	1
Income (loss) from continuing operations, net of income tax	26	52	97	93	61	57	154
Income (loss) from discontinued operations, net of income tax	—	—	—	—	—	—	—
Net income (loss)	26	52	97	93	61	57	154
Less: Net income (loss) attributable to noncontrolling interests	—	—	—	—	—	—	—
Net income (loss) attributable to MetLife, Inc.	26	52	97	93	61	57	154
Less: Preferred stock dividends	—	—	—	—	—	—	—
Net income (loss) available to MetLife, Inc.’s common shareholders	$26	$52	$97	$93	$61	$57	$154

Total Adjusted Premiums, Fees and Other Revenues	$887	$899	$907	$885	$897	$1,762	$1,782

U.S. GROUP BENEFITS
FUTURE POLICY BENEFITS AND POLICYHOLDER ACCOUNT BALANCES

	For the Three Months Ended
Unaudited (In millions)	June 30, 2017	September 30, 2017	December 31, 2017	March 31, 2018	June 30, 2018
Balance, beginning of period	$18,982	$18,954	$18,939	$18,927	$18,958
Premiums and deposits	4,698	4,549	4,553	4,933	4,876
Surrenders and withdrawals	(658)	(646)	(588)	(621)	(617)
Benefit payments	(3,627)	(3,378)	(3,496)	(3,822)	(3,786)
Net Flows	413	525	469	490	473
Net transfers from (to) separate account	—	2	—	—	—
Interest	131	132	129	138	142
Policy charges	(151)	(149)	(148)	(149)	(150)
Other	(421)	(525)	(462)	(448)	(514)
Balance, end of period	$18,954	$18,939	$18,927	$18,958	$18,909

SEPARATE ACCOUNT LIABILITIES

	For the Three Months Ended
Unaudited (In millions)	June 30, 2017	September 30, 2017	December 31, 2017	March 31, 2018	June 30, 2018
Balance, beginning of period	$810	$836	$857	$889	$880
Premiums and deposits	60	62	62	63	62
Surrenders and withdrawals	(11)	(19)	(17)	(21)	(16)
Benefit payments	(1)	(1)	(1)	(1)	(1)
Net Flows	48	42	44	41	45
Investment performance	31	35	41	3	27
Net transfers from (to) general account	—	(2)	—	—	—
Policy charges	(51)	(52)	(51)	(52)	(52)
Other	(2)	(2)	(2)	(1)	(2)
Balance, end of period	$836	$857	$889	$880	$898

U.S. GROUP BENEFITS
OTHER EXPENSES BY MAJOR CATEGORY

	For the Three Months Ended
Unaudited (In millions)	June 30, 2017	September 30, 2017	December 31, 2017	March 31, 2018	June 30, 2018

Direct and allocated expenses	$308	$310	$321	$325	$310
Pension, postretirement and postemployment benefit costs	15	17	16	7	13
Premium taxes, other taxes, and licenses & fees	56	50	52	83	81
Commissions and other variable expenses	193	202	191	223	218
Other expenses, as reported on an adjusted basis	$572	$579	$580	$638	$622

OTHER STATISTICAL INFORMATION

	For the Three Months Ended
Unaudited (In millions, except ratios)	June 30, 2017	September 30, 2017	December 31, 2017	March 31, 2018	June 30, 2018

Group Life (1)
Adjusted premiums, fees and other revenues	$1,663	$1,641	$1,633	$1,739	$1,741
Mortality ratio	87.3%	85.0%	87.2%	88.0%	87.9%
Group Non-Medical Health (2)
Adjusted premiums, fees and other revenues	$1,664	$1,628	$1,640	$1,719	$1,687
Interest adjusted benefit ratio (3)	76.9%	74.7%	73.7%	75.9%	73.1%

(1) Excludes certain experience-rated contracts and includes accidental death and dismemberment.
(2) Includes dental, group and individual disability, accident & health, critical illness, vision and other health.

(3) Reflects actual claims experience and excludes the impact of interest credited on future policyholder benefits. The product within Group Non-Medical Health with interest credited on future policyholder benefits is disability.

U.S. RETIREMENT AND INCOME SOLUTIONS
FUTURE POLICY BENEFITS AND POLICYHOLDER ACCOUNT BALANCES

	For the Three Months Ended
Unaudited (In millions)	June 30, 2017	September 30, 2017	December 31, 2017	March 31, 2018	June 30, 2018
Balance, beginning of period	$102,599	$103,417	$107,296	$108,147	$108,096
Premiums and deposits	19,471	19,622	17,659	20,064	23,118
Surrenders and withdrawals	(19,539)	(15,926)	(16,912)	(20,895)	(17,158)
Benefit payments	(812)	(849)	(841)	(816)	(928)
Net Flows	(880)	2,847	(94)	(1,647)	5,032
Net transfers from (to) separate account	17	1	6	(9)	—
Interest	853	864	880	904	969
Policy charges	(31)	(20)	(6)	(34)	(39)
Other	859	187	65	735	(734)
Balance, end of period	$103,417	$107,296	$108,147	$108,096	$113,324

SEPARATE ACCOUNT LIABILITIES

	For the Three Months Ended
Unaudited (In millions)	June 30, 2017	September 30, 2017	December 31, 2017	March 31, 2018	June 30, 2018
Balance, beginning of period	$85,983	$87,049	$82,341	$80,354	$76,709
Premiums and deposits	1,065	958	1,261	1,651	2,234
Surrenders and withdrawals	(1,631)	(4,550)	(2,889)	(4,567)	(2,133)
Benefit payments	(11)	(22)	(11)	(17)	(34)
Net Flows	(577)	(3,614)	(1,639)	(2,933)	67
Investment performance	1,354	1,003	812	(798)	30
Net transfers from (to) general account	(17)	(1)	(6)	9	—
Policy charges	(83)	(77)	(76)	(78)	(78)
Other	389	(2,019)	(1,078)	155	495
Balance, end of period	$87,049	$82,341	$80,354	$76,709	$77,223

U.S. RETIREMENT AND INCOME SOLUTIONS
OTHER EXPENSES BY MAJOR CATEGORY

	For the Three Months Ended
Unaudited (In millions)	June 30, 2017	September 30, 2017	December 31, 2017	March 31, 2018	June 30, 2018

Direct and allocated expenses	$62	$64	$64	$67	$63
Pension, postretirement and postemployment benefit costs	5	5	5	1	2
Premium taxes, other taxes, and licenses & fees	1	3	13	2	6
Commissions and other variable expenses	46	46	34	32	36
Other expenses, as reported on an adjusted basis	$114	$118	$116	$102	$107

SPREAD

	For the Three Months Ended
Unaudited	June 30, 2017	September 30, 2017	December 31, 2017	March 31, 2018	June 30, 2018

Investment income yield excluding variable investment income	4.46%	4.42%	4.43%	4.50%	4.73%
Variable investment income yield	0.27%	0.36%	0.22%	0.22%	0.16%
Total investment income yield	4.73%	4.78%	4.65%	4.72%	4.89%
Average crediting rate	3.34%	3.43%	3.38%	3.44%	3.60%
Annualized general account spread	1.39%	1.35%	1.27%	1.28%	1.29%

Annualized general account spread excluding variable investment income yield	1.12%	0.99%	1.05%	1.06%	1.13%

U.S. PROPERTY & CASUALTY
OTHER EXPENSES BY MAJOR CATEGORY

	For the Three Months Ended
Unaudited (In millions)	June 30, 2017	September 30, 2017	December 31, 2017	March 31, 2018	June 30, 2018

Direct and allocated expenses	$98	$100	$104	$103	$103
Pension, postretirement and postemployment benefit costs	8	8	8	4	4
Premium taxes, other taxes, and licenses & fees	25	23	23	20	26
Commissions and other variable expenses	97	105	95	94	103
Other expenses, as reported on an adjusted basis	$228	$236	$230	$221	$236

NET WRITTEN PREMIUMS BY PRODUCT AND SELECTED FINANCIAL INFORMATION AND SUPPLEMENTAL DATA
	For the Three Months Ended
Unaudited (In millions, except ratios)	June 30, 2017	September 30, 2017	December 31, 2017	March 31, 2018	June 30, 2018

Net Written Premiums by Product
Auto	$592	$617	$581	$586	$611
Homeowners & Other	323	329	291	261	330
Total	$915	$946	$872	$847	$941
Selected Financial Information and Supplemental Data (1)
Total Property & Casualty
Net earned premium	$882	$895	$901	$879	$892
Loss and loss adjustment expense ratio	76.5%	72.1%	64.4%	66.9%	71.3%
Other expense ratio	25.6%	25.7%	25.5%	25.3%	25.5%
Total combined ratio	102.1%	97.8%	89.9%	92.2%	96.8%

Effect of catastrophe losses	14.4%	9.6%	3.0%	6.6%	12.1%
Combined ratio excluding catastrophes	87.7%	88.2%	86.9%	85.6%	84.7%
Prior year development	(0.5)%	(0.7)%	(1.2)%	(0.6)%	(0.4)%
Combined ratio excluding catastrophes and prior year development before provision for income tax	88.2%	88.9%	88.1%	86.2%	85.1%
Auto
Net earned premium	$573	$585	$591	$582	$591
Loss and loss adjustment expense ratio	71.4%	74.5%	74.9%	65.8%	66.1%
Other expense ratio	25.1%	25.2%	24.9%	25.5%	25.1%
Total combined ratio	96.5%	99.7%	99.8%	91.3%	91.2%

Effect of catastrophe losses	2.8%	6.4%	0.6%	(0.2)%	0.9%
Combined ratio excluding catastrophes	93.7%	93.3%	99.2%	91.5%	90.3%
Prior year development	(0.5)%	(0.9)%	(1.8)%	(0.7)%	(0.3)%
Combined ratio excluding catastrophes and prior year development before provision for income tax	94.2%	94.2%	101.0%	92.2%	90.6%
Homeowners & Other
Net earned premium	$309	$310	$310	$297	$301
Loss and loss adjustment expense ratio	85.9%	67.5%	44.4%	68.9%	81.4%
Other expense ratio	26.5%	26.5%	26.6%	24.9%	26.5%
Total combined ratio	112.4%	94.0%	71.0%	93.8%	107.9%

Effect of catastrophe losses	36.1%	15.7%	7.6%	19.8%	34.1%
Combined ratio excluding catastrophes	76.3%	78.3%	63.4%	74.0%	73.8%
Prior year development	(0.6)%	(0.2)%	(0.2)%	(0.4)%	(0.6)%
Combined ratio excluding catastrophes and prior year development before provision for income tax	76.9%	78.5%	63.6%	74.4%	74.4%
Catastrophe Losses Before Provision for Income Tax
Auto	$16	$37	$4	$(1)	$5
Homeowners & Other	111	49	23	59	103
Total	$127	$86	$27	$58	$108

(1) This selected financial information and supplemental data are presented and calculated based on general industry standards.

ASIA STATEMENTS OF ADJUSTED EARNINGS AVAILABLE TO COMMON SHAREHOLDERS
	For the Three Months Ended					For the Year-to-Date Period Ended
Unaudited (In millions)	June 30, 2017	September 30, 2017	December 31, 2017	March 31, 2018	June 30, 2018	June 30, 2017	June 30, 2018

Adjusted revenues
Premiums	$1,659	$1,696	$1,692	$1,748	$1,654	$3,367	$3,402
Universal life and investment-type product policy fees	375	458	385	394	399	741	793
Net investment income	729	762	792	795	839	1,431	1,634
Other revenues	11	11	11	15	13	21	28
Total adjusted revenues	2,774	2,927	2,880	2,952	2,905	5,560	5,857

Adjusted expenses
Policyholder benefits and claims and policyholder dividends	1,247	1,223	1,290	1,343	1,237	2,562	2,580
Interest credited to policyholder account balances	333	349	348	351	362	654	713
Capitalization of DAC	(428)	(420)	(442)	(465)	(495)	(848)	(960)
Amortization of DAC and VOBA	290	424	295	314	313	581	627
Amortization of negative VOBA	(30)	(24)	(20)	(15)	(12)	(67)	(27)
Interest expense on debt	—	—	—	—	—	—	—
Other expenses	895	905	938	952	976	1,770	1,928
Total adjusted expenses	2,307	2,457	2,409	2,480	2,381	4,652	4,861
Adjusted earnings before provision for income tax	467	470	471	472	524	908	996
Provision for income tax expense (benefit)	157	156	161	145	161	303	306
Adjusted earnings	310	314	310	327	363	605	690
Preferred stock dividends	—	—	—	—	—	—	—
Adjusted earnings available to common shareholders	$310	$314	$310	$327	$363	$605	$690

Reconciliation to Income (Loss) from Continuing Operations, Net of Income Tax
Adjusted earnings	$310	$314	$310	$327	$363	$605	$690
Adjustments from adjusted earnings to income (loss) from continuing operations, net of income tax:
Net investment gains (losses)	(19)	(37)	67	78	5	98	83
Net derivative gains (losses)	(128)	(58)	40	259	(177)	49	82
Premiums	—	—	—	—	—	—	—
Universal life and investment-type product policy fees	10	3	(1)	(4)	(3)	11	(7)
Net investment income	102	80	116	(86)	7	118	(79)
Other revenues	5	5	6	4	5	11	9
Policyholder benefits and claims and policyholder dividends	(5)	(8)	(2)	—	1	(10)	1
Interest credited to policyholder account balances	(108)	(90)	(127)	74	(16)	(128)	58
Capitalization of DAC	—	—	—	—	—	—	—
Amortization of DAC and VOBA	(10)	(1)	3	7	1	(11)	8
Amortization of negative VOBA	3	2	1	1	—	6	1
Interest expense on debt	—	—	—	—	—	—	—
Other expenses	(9)	(3)	(11)	(4)	—	(13)	(4)
Goodwill impairment	—	—	—	—	—	—	—
Provision for income tax (expense) benefit	53	36	(31)	(92)	49	(52)	(43)
Income (loss) from continuing operations, net of income tax	204	243	371	564	235	684	799
Income (loss) from discontinued operations, net of income tax	—	—	—	—	—	—	—
Net income (loss)	204	243	371	564	235	684	799
Less: Net income (loss) attributable to noncontrolling interests	1	1	—	—	1	1	1
Net income (loss) attributable to MetLife, Inc.	203	242	371	564	234	683	798
Less: Preferred stock dividends	—	—	—	—	—	—	—
Net income (loss) available to MetLife, Inc.’s common shareholders	$203	$242	$371	$564	$234	$683	$798

Total Adjusted Premiums, Fees and Other Revenues	$2,045	$2,165	$2,088	$2,157	$2,066	$4,129	$4,223

ASIA
ADJUSTED PREMIUMS, FEES AND OTHER REVENUES
	For the Three Months Ended
Unaudited (In millions)	June 30, 2017	September 30, 2017	December 31, 2017	March 31, 2018	June 30, 2018

Total adjusted premiums, fees and other revenues	$2,045	$2,165	$2,088	$2,157	$2,066

Total adjusted premiums, fees and other revenues, on a constant currency basis	$2,085	$2,200	$2,143	$2,136	$2,066
Add: Operating joint ventures premiums, fees and other revenues, on a constant currency basis (1), (2)	195	203	225	239	224
Total adjusted premiums, fees and other revenues, including operating joint ventures, on a constant currency basis	$2,280	$2,403	$2,368	$2,375	$2,290

OTHER EXPENSES BY MAJOR CATEGORY
	For the Three Months Ended
Unaudited (In millions)	June 30, 2017	September 30, 2017	December 31, 2017	March 31, 2018	June 30, 2018

Direct and allocated expenses	$311	$337	$352	$332	$334
Pension, postretirement and postemployment benefit costs	22	21	22	21	20
Premium taxes, other taxes, and licenses & fees	42	33	28	37	44
Commissions and other variable expenses	520	514	536	562	578
Other expenses, as reported on an adjusted basis	$895	$905	$938	$952	$976
Other expenses, as reported on an adjusted basis, net of capitalization of DAC	$467	$485	$496	$487	$481

Other expenses, as reported on an adjusted basis, on a constant currency basis	$911	$920	$962	$945	$976
Add: Operating joint ventures other expenses, as reported on an adjusted basis, on a constant currency basis (1), (2)	80	82	93	93	95
Other expenses, as reported on an adjusted basis, including operating joint ventures, on a constant currency basis	$991	$1,002	$1,055	$1,038	$1,071
Other expenses, as reported on an adjusted basis, including operating joint ventures, net of capitalization of DAC, on a constant currency basis	$518	$540	$564	$536	$538

SALES ON A CONSTANT CURRENCY BASIS
	For the Three Months Ended
Unaudited (In millions)	June 30, 2017	September 30, 2017	December 31, 2017	March 31, 2018	June 30, 2018

Japan:
Life	$157	$157	$162	$164	$165
Accident & Health	80	76	90	80	93
Annuities	85	98	99	169	201
Other	3	2	2	2	2
Total Japan	325	333	353	415	461
Other Asia	221	238	265	234	227
Total sales	$546	$571	$618	$649	$688

OTHER STATISTICAL INFORMATION

	For the Three Months Ended
Unaudited (In millions)	June 30, 2017	September 30, 2017	December 31, 2017	March 31, 2018	June 30, 2018

Adjusted earnings available to common shareholders	$310	$314	$310	$327	$363
Adjusted earnings available to common shareholders, on a constant currency basis	$314	$316	$314	$324	$363

(1) Adjusted premiums, universal life and investment-type product policy fees, other revenues and other expenses are reported as part of net investment income on the statement of adjusted earnings available to common shareholders for operating joint ventures.

(2) Includes MetLife, Inc.'s percentage interest in operating joint ventures as follows: (i) India, 26%; (ii) Vietnam, 60%; (iii) China, 50%; and (iv) Malaysia, 50%.

LATIN AMERICA STATEMENTS OF ADJUSTED EARNINGS AVAILABLE TO COMMON SHAREHOLDERS
	For the Three Months Ended					For the Year-to-Date Period Ended
Unaudited (In millions)	June 30, 2017	September 30, 2017	December 31, 2017	March 31, 2018	June 30, 2018	June 30, 2017	June 30, 2018

Adjusted revenues
Premiums	$645	$701	$700	$699	$688	$1,292	$1,387
Universal life and investment-type product policy fees	275	229	280	282	275	535	557
Net investment income	289	299	328	276	327	592	603
Other revenues	8	7	8	8	9	17	17
Total adjusted revenues	1,217	1,236	1,316	1,265	1,299	2,436	2,564

Adjusted expenses
Policyholder benefits and claims and policyholder dividends	596	640	666	646	660	1,229	1,306
Interest credited to policyholder account balances	94	99	94	98	95	176	193
Capitalization of DAC	(88)	(94)	(100)	(94)	(91)	(170)	(185)
Amortization of DAC and VOBA	68	—	78	60	71	146	131
Amortization of negative VOBA	—	(1)	—	—	—	—	—
Interest expense on debt	2	1	1	2	1	3	3
Other expenses	357	377	419	338	363	683	701
Total adjusted expenses	1,029	1,022	1,158	1,050	1,099	2,067	2,149
Adjusted earnings before provision for income tax	188	214	158	215	200	369	415
Provision for income tax expense (benefit)	34	51	33	75	55	72	130
Adjusted earnings	154	163	125	140	145	297	285
Preferred stock dividends	—	—	—	—	—	—	—
Adjusted earnings available to common shareholders	$154	$163	$125	$140	$145	$297	$285

Reconciliation to Income (Loss) from Continuing Operations, Net of Income Tax
Adjusted earnings	$154	$163	$125	$140	$145	$297	$285
Adjustments from adjusted earnings to income (loss) from continuing operations, net of income tax:
Net investment gains (losses)	2	20	(81)	3	1	14	4
Net derivative gains (losses)	(9)	46	(65)	149	(116)	127	33
Premiums	—	—	—	—	—	—	—
Universal life and investment-type product policy fees	—	—	—	7	—	—	7
Net investment income	—	29	9	(7)	(16)	31	(23)
Other revenues	—	—	—	—	—	—	—
Policyholder benefits and claims and policyholder dividends	(51)	29	78	(49)	2	(71)	(47)
Interest credited to policyholder account balances	(12)	(35)	(15)	(16)	—	(55)	(16)
Capitalization of DAC	—	—	—	1	—	—	1
Amortization of DAC and VOBA	—	—	—	—	—	—	—
Amortization of negative VOBA	—	—	—	—	—	—	—
Interest expense on debt	—	—	—	—	—	—	—
Other expenses	2	2	1	—	2	5	2
Goodwill impairment	—	—	—	—	—	—	—
Provision for income tax (expense) benefit	11	(30)	9	(42)	36	(20)	(6)
Income (loss) from continuing operations, net of income tax	97	224	61	186	54	328	240
Income (loss) from discontinued operations, net of income tax	—	—	—	—	—	—	—
Net income (loss)	97	224	61	186	54	328	240
Less: Net income (loss) attributable to noncontrolling interests	2	1	2	1	2	4	3
Net income (loss) attributable to MetLife, Inc.	95	223	59	185	52	324	237
Less: Preferred stock dividends	—	—	—	—	—	—	—
Net income (loss) available to MetLife, Inc.’s common shareholders	$95	$223	$59	$185	$52	$324	$237

Total Adjusted Premiums, Fees and Other Revenues	$928	$937	$988	$989	$972	$1,844	$1,961

LATIN AMERICA
OTHER EXPENSES BY MAJOR CATEGORY

	For the Three Months Ended
Unaudited (In millions)	June 30, 2017	September 30, 2017	December 31, 2017	March 31, 2018	June 30, 2018

Direct and allocated expenses	$144	$142	$175	$105	$142
Pension, postretirement and postemployment benefit costs	1	1	2	1	1
Premium taxes, other taxes, and licenses & fees	15	16	18	17	15
Commissions and other variable expenses	197	218	224	215	205
Other expenses, as reported on an adjusted basis	$357	$377	$419	$338	$363
Other expenses, as reported on an adjusted basis, net of capitalization of DAC	$269	$283	$319	$244	$272
Other expenses, as reported on an adjusted basis, on a constant currency basis	$341	$354	$403	$320	$363
Other expenses, as reported on an adjusted basis, net of capitalization of DAC, on a constant currency basis	$256	$265	$305	$230	$272

SALES ON A CONSTANT CURRENCY BASIS

	For the Three Months Ended
Unaudited (In millions)	June 30, 2017	September 30, 2017	December 31, 2017	March 31, 2018	June 30, 2018

Mexico	$90	$80	$86	$74	$78
Chile	67	79	76	87	85
All other	51	56	66	55	58
Total sales	$208	$215	$228	$216	$221

OTHER STATISTICAL INFORMATION

	For the Three Months Ended
Unaudited (In millions)	June 30, 2017	September 30, 2017	December 31, 2017	March 31, 2018	June 30, 2018

Adjusted premiums, fees and other revenues	$928	$937	$988	$989	$972
Adjusted earnings available to common shareholders	$154	$163	$125	$140	$145

Adjusted premiums, fees and other revenues, on a constant currency basis	$910	$899	$969	$948	$972
Adjusted earnings available to common shareholders, on a constant currency basis	$150	$153	$124	$139	$145

EMEA STATEMENTS OF ADJUSTED EARNINGS AVAILABLE TO COMMON SHAREHOLDERS
	For the Three Months Ended					For the Year-to-Date Period Ended
Unaudited (In millions)	June 30, 2017	September 30, 2017	December 31, 2017	March 31, 2018	June 30, 2018	June 30, 2017	June 30, 2018

Adjusted revenues
Premiums	$505	$527	$527	$551	$546	$1,007	$1,097
Universal life and investment-type product policy fees	92	109	109	112	107	187	219
Net investment income	78	77	80	75	73	152	148
Other revenues	28	(2)	15	16	20	45	36
Total adjusted revenues	703	711	731	754	746	1,391	1,500

Adjusted expenses
Policyholder benefits and claims and policyholder dividends	270	282	256	294	286	539	580
Interest credited to policyholder account balances	25	26	25	25	26	49	51
Capitalization of DAC	(100)	(109)	(113)	(118)	(121)	(192)	(239)
Amortization of DAC and VOBA	95	78	97	106	108	182	214
Amortization of negative VOBA	(5)	(5)	(6)	(6)	(4)	(8)	(10)
Interest expense on debt	—	—	—	—	—	—	—
Other expenses	332	347	381	351	339	648	690
Total adjusted expenses	617	619	640	652	634	1,218	1,286
Adjusted earnings before provision for income tax	86	92	91	102	112	173	214
Provision for income tax expense (benefit)	14	21	12	21	26	26	47
Adjusted earnings	72	71	79	81	86	147	167
Preferred stock dividends	—	—	—	—	—	—	—
Adjusted earnings available to common shareholders	$72	$71	$79	$81	$86	$147	$167

Reconciliation to Income (Loss) from Continuing Operations, Net of Income Tax
Adjusted earnings	$72	$71	$79	$81	$86	$147	$167
Adjustments from adjusted earnings to income (loss) from continuing operations, net of income tax:
Net investment gains (losses)	2	(12)	(2)	(6)	4	4	(2)
Net derivative gains (losses)	5	3	11	1	(2)	18	(1)
Premiums	—	—	—	—	—	—	—
Universal life and investment-type product policy fees	5	8	6	6	6	12	12
Net investment income	96	109	294	(293)	269	445	(24)
Other revenues	—	—	—	—	—	—	—
Policyholder benefits and claims and policyholder dividends	(17)	(9)	7	5	(24)	(26)	(19)
Interest credited to policyholder account balances	(93)	(104)	(278)	289	(252)	(432)	37
Capitalization of DAC	—	—	—	—	—	—	—
Amortization of DAC and VOBA	1	(1)	1	1	1	1	2
Amortization of negative VOBA	—	—	—	—	—	—	—
Interest expense on debt	—	—	—	—	—	—	—
Other expenses	(4)	(3)	(6)	(4)	(12)	(7)	(16)
Goodwill impairment	—	—	—	—	—	—	—
Provision for income tax (expense) benefit	—	—	(21)	7	(4)	(14)	3
Income (loss) from continuing operations, net of income tax	67	62	91	87	72	148	159
Income (loss) from discontinued operations, net of income tax	—	—	—	—	—	—	—
Net income (loss)	67	62	91	87	72	148	159
Less: Net income (loss) attributable to noncontrolling interests	—	1	—	—	1	1	1
Net income (loss) attributable to MetLife, Inc.	67	61	91	87	71	147	158
Less: Preferred stock dividends	—	—	—	—	—	—	—
Net income (loss) available to MetLife, Inc.’s common shareholders	$67	$61	$91	$87	$71	$147	$158

Total Adjusted Premiums, Fees and Other Revenues	$625	$634	$651	$679	$673	$1,239	$1,352

EMEA
OTHER EXPENSES BY MAJOR CATEGORY

	For the Three Months Ended
Unaudited (In millions)	June 30, 2017	September 30, 2017	December 31, 2017	March 31, 2018	June 30, 2018

Direct and allocated expenses	$139	$144	$169	$136	$113
Pension, postretirement and postemployment benefit costs	2	2	2	2	3
Premium taxes, other taxes, and licenses & fees	7	6	9	7	6
Commissions and other variable expenses	184	195	201	206	217
Other expenses, as reported on an adjusted basis	$332	$347	$381	$351	$339
Other expenses, as reported on an adjusted basis, net of capitalization of DAC	$232	$238	$268	$233	$218
Other expenses, as reported on an adjusted basis, on a constant currency basis	$342	$346	$379	$341	$339
Other expenses, as reported on an adjusted basis, net of capitalization of DAC, on a constant currency basis	$240	$239	$267	$227	$218

OTHER STATISTICAL INFORMATION
	For the Three Months Ended
Unaudited (In millions)	June 30, 2017	September 30, 2017	December 31, 2017	March 31, 2018	June 30, 2018

Adjusted premiums, fees and other revenues	$625	$634	$651	$679	$673
Adjusted earnings available to common shareholders	$72	$71	$79	$81	$86

Adjusted premiums, fees and other revenues, on a constant currency basis	$644	$631	$649	$658	$673
Adjusted earnings available to common shareholders, on a constant currency basis	$75	$69	$79	$77	$86
Total sales on a constant currency basis	$242	$251	$227	$261	$228

METLIFE HOLDINGS STATEMENTS OF ADJUSTED EARNINGS AVAILABLE TO COMMON SHAREHOLDERS
	For the Three Months Ended					For the Year-to-Date Period Ended
Unaudited (In millions)	June 30, 2017	September 30, 2017	December 31, 2017	March 31, 2018	June 30, 2018	June 30, 2017	June 30, 2018

Adjusted revenues
Premiums	$1,022	$989	$1,074	$950	$957	$2,081	$1,907
Universal life and investment-type product policy fees	345	349	305	314	301	707	615
Net investment income	1,401	1,390	1,375	1,352	1,329	2,842	2,681
Other revenues	37	37	74	67	68	133	135
Total adjusted revenues	2,805	2,765	2,828	2,683	2,655	5,763	5,338

Adjusted expenses
Policyholder benefits and claims and policyholder dividends	1,717	1,732	1,818	1,550	1,706	3,450	3,256
Interest credited to policyholder account balances	255	255	251	236	235	512	471
Capitalization of DAC	(23)	(14)	(11)	(10)	(10)	(57)	(20)
Amortization of DAC and VOBA	139	(70)	159	100	101	213	201
Amortization of negative VOBA	—	—	—	—	—	—	—
Interest expense on debt	5	2	2	2	2	20	4
Other expenses	370	322	333	276	275	710	551
Total adjusted expenses	2,463	2,227	2,552	2,154	2,309	4,848	4,463
Adjusted earnings before provision for income tax	342	538	276	529	346	915	875
Provision for income tax expense (benefit)	105	174	82	104	66	291	170
Adjusted earnings	237	364	194	425	280	624	705
Preferred stock dividends	—	—	—	—	—	—	—
Adjusted earnings available to common shareholders	$237	$364	$194	$425	$280	$624	$705

Reconciliation to Income (Loss) from Continuing Operations, Net of Income Tax
Adjusted earnings	$237	$364	$194	$425	$280	$624	$705
Adjustments from adjusted earnings to income (loss) from continuing operations, net of income tax:
Net investment gains (losses)	3	23	24	(106)	(66)	24	(172)
Net derivative gains (losses)	(219)	(98)	(18)	34	17	(223)	51
Premiums	—	—	—	—	—	—	—
Universal life and investment-type product policy fees	25	25	24	23	23	49	46
Net investment income	(48)	(39)	(37)	(39)	(40)	(105)	(79)
Other revenues	—	—	—	—	—	—	—
Policyholder benefits and claims and policyholder dividends	(50)	(128)	(79)	(11)	(27)	(115)	(38)
Interest credited to policyholder account balances	—	—	—	—	—	—	—
Capitalization of DAC	—	—	—	—	—	—	—
Amortization of DAC and VOBA	44	6	3	(4)	(1)	59	(5)
Amortization of negative VOBA	—	—	—	—	—	—	—
Interest expense on debt	—	—	—	—	—	—	—
Other expenses	—	—	—	—	—	—	—
Goodwill impairment	—	—	—	—	—	—	—
Provision for income tax (expense) benefit	86	74	153	22	19	110	41
Income (loss) from continuing operations, net of income tax	78	227	264	344	205	423	549
Income (loss) from discontinued operations, net of income tax	—	—	—	—	—	—	—
Net income (loss)	78	227	264	344	205	423	549
Less: Net income (loss) attributable to noncontrolling interests	—	—	—	—	—	—	—
Net income (loss) attributable to MetLife, Inc.	78	227	264	344	205	423	549
Less: Preferred stock dividends	—	—	—	—	—	—	—
Net income (loss) available to MetLife, Inc.’s common shareholders	$78	$227	$264	$344	$205	$423	$549

Total Adjusted Premiums, Fees and Other Revenues	$1,404	$1,375	$1,453	$1,331	$1,326	$2,921	$2,657

METLIFE HOLDINGS
FUTURE POLICY BENEFITS AND POLICYHOLDER ACCOUNT BALANCES

LIFE & OTHER (1)

	For the Three Months Ended
Unaudited (In millions)	June 30, 2017	September 30, 2017	December 31, 2017	March 31, 2018	June 30, 2018
Balance, beginning of period	$80,313	$80,313	$80,528	$80,795	$79,992
Premiums and deposits (2), (3)	1,308	1,258	1,375	1,243	1,200
Surrenders and withdrawals	(611)	(584)	(646)	(638)	(602)
Benefit payments	(659)	(642)	(679)	(733)	(703)
Net Flows	38	32	50	(128)	(105)
Net transfers from (to) separate account	9	12	11	8	12
Interest	815	819	825	811	816
Policy charges	(200)	(199)	(199)	(199)	(193)
Other	(662)	(449)	(420)	(1,295)	(419)
Balance, end of period	$80,313	$80,528	$80,795	$79,992	$80,103

ANNUITIES	For the Three Months Ended
Unaudited (In millions)	June 30, 2017	September 30, 2017	December 31, 2017	March 31, 2018	June 30, 2018
Balance, beginning of period	$21,522	$21,329	$21,180	$20,791	$20,419
Premiums and deposits (2), (3)	135	134	109	109	110
Surrenders and withdrawals	(375)	(372)	(470)	(450)	(397)
Benefit payments	(178)	(154)	(161)	(170)	(171)
Net Flows	(418)	(392)	(522)	(511)	(458)
Net transfers from (to) separate account	39	66	16	33	60
Interest	159	158	156	154	149
Policy charges	(5)	(5)	(4)	(5)	(5)
Other	32	24	(35)	(43)	(12)
Balance, end of period	$21,329	$21,180	$20,791	$20,419	$20,153

SEPARATE ACCOUNT LIABILITIES

LIFE & OTHER
	For the Three Months Ended
Unaudited (In millions)	June 30, 2017	September 30, 2017	December 31, 2017	March 31, 2018	June 30, 2018
Balance, beginning of period	$5,415	$5,537	$5,670	$5,855	$5,167
Premiums and deposits (3)	73	70	69	71	66
Surrenders and withdrawals	(63)	(56)	(63)	(59)	(66)
Benefit payments	(7)	(6)	(6)	(8)	(8)
Net Flows	3	8	—	4	(8)
Investment performance	201	207	270	(9)	200
Net transfers from (to) general account	(9)	(12)	(11)	(8)	(12)
Policy charges	(71)	(69)	(71)	(68)	(67)
Other	(2)	(1)	(3)	(607)	(26)
Balance, end of period	$5,537	$5,670	$5,855	$5,167	$5,254

ANNUITIES
	For the Three Months Ended
Unaudited (In millions)	June 30, 2017	September 30, 2017	December 31, 2017	March 31, 2018	June 30, 2018
Balance, beginning of period	$44,667	$44,907	$45,278	$45,678	$43,958
Premiums and deposits (3)	168	133	107	107	108
Surrenders and withdrawals	(977)	(964)	(1,125)	(1,188)	(1,201)
Benefit payments	(92)	(90)	(106)	(113)	(106)
Net Flows	(901)	(921)	(1,124)	(1,194)	(1,199)
Investment performance	1,410	1,587	1,766	(275)	766
Net transfers from (to) general account	(39)	(66)	(16)	(33)	(60)
Policy charges	(230)	(230)	(228)	(218)	(225)
Other	—	1	2	—	1
Balance, end of period	$44,907	$45,278	$45,678	$43,958	$43,241

(1) Long-Term Care and Japan reinsurance are reported as part of "Other" within Life & Other.
(2) Includes premiums and deposits directed to the general account investment option of variable products.
(3) Includes company-sponsored internal exchanges.

METLIFE HOLDINGS
OTHER EXPENSES BY MAJOR CATEGORY

	For the Three Months Ended
Unaudited (In millions)	June 30, 2017	September 30, 2017	December 31, 2017	March 31, 2018	June 30, 2018

Direct and allocated expenses	$198	$204	$209	$184	$181
Pension, postretirement and postemployment benefit costs	22	25	23	5	7
Premium taxes, other taxes, and licenses & fees	13	19	17	20	19
Commissions and other variable expenses	137	74	84	67	68
Other expenses, as reported on an adjusted basis	$370	$322	$333	$276	$275

SPREAD BY PRODUCT
VARIABLE & UNIVERSAL LIFE

	For the Three Months Ended
Unaudited	June 30, 2017	September 30, 2017	December 31, 2017	March 31, 2018	June 30, 2018

Investment income yield excluding variable investment income	5.62%	5.45%	5.42%	5.38%	5.68%
Variable investment income yield	0.23%	0.23%	0.16%	0.18%	0.03%
Total investment income yield	5.85%	5.68%	5.58%	5.56%	5.71%
Average crediting rate	4.56%	4.50%	4.48%	4.51%	4.53%
Annualized general account spread	1.29%	1.18%	1.10%	1.05%	1.18%

Annualized general account spread excluding variable investment income yield	1.06%	0.95%	0.94%	0.87%	1.15%

ANNUITIES (1)

	For the Three Months Ended
Unaudited	June 30, 2017	September 30, 2017	December 31, 2017	March 31, 2018	June 30, 2018

Investment income yield excluding variable investment income	4.91%	4.78%	4.79%	4.78%	4.80%
Variable investment income yield	0.26%	0.28%	0.20%	0.53%	0.22%
Total investment income yield	5.17%	5.06%	4.99%	5.31%	5.02%
Average crediting rate	3.14%	3.11%	3.12%	3.16%	3.11%
Annualized general account spread	2.03%	1.95%	1.87%	2.15%	1.91%

Annualized general account spread excluding variable investment income yield	1.77%	1.67%	1.67%	1.62%	1.69%

(1) Represents the general account spread for deferred and payout annuities.

METLIFE HOLDINGS
OTHER STATISTICAL INFORMATION

	For the Three Months Ended
Unaudited (In millions, except ratios)	June 30, 2017	September 30, 2017	December 31, 2017	March 31, 2018	June 30, 2018

Life (1)
Adjusted premiums, fees and other revenues	$946	$922	$993	$879	$881
Interest adjusted benefit ratio	51.1%	48.0%	56.5%	47.6%	52.6%

Lapse Ratio (2)
Traditional life	4.6%	4.7%	4.7%	4.9%	4.9%
Variable & universal life	4.5%	4.4%	4.4%	4.3%	4.3%
Fixed annuity	7.3%	6.8%	6.9%	7.0%	7.3%
Variable annuity	7.6%	8.0%	8.5%	9.0%	9.5%

(1) Represents traditional life and variable & universal life, components of Life & Other.
(2) Lapse ratios are calculated based on the average of the most recent 12 months of experience.

CORPORATE & OTHER STATEMENTS OF ADJUSTED EARNINGS AVAILABLE TO COMMON SHAREHOLDERS
	For the Three Months Ended					For the Year-to-Date Period Ended
Unaudited (In millions)	June 30, 2017	September 30, 2017	December 31, 2017	March 31, 2018	June 30, 2018	June 30, 2017	June 30, 2018
Adjusted revenues
Premiums	$8	$13	$(5)	$13	$6	$46	$19
Universal life and investment-type product policy fees	—	—	1	—	—	—	—
Net investment income	41	26	(79)	59	40	81	99
Other revenues	61	65	86	81	79	120	160
Total adjusted revenues	110	104	3	153	125	247	278

Adjusted expenses
Policyholder benefits and claims and policyholder dividends	1	7	(7)	(3)	3	26	—
Interest credited to policyholder account balances	—	—	—	—	—	1	—
Capitalization of DAC	(3)	(2)	(2)	(2)	(3)	(4)	(5)
Amortization of DAC and VOBA	1	3	1	2	1	2	3
Amortization of negative VOBA	—	—	—	—	—	—	—
Interest expense on debt	277	279	272	280	272	554	552
Other expenses	202	237	280	232	259	377	491
Total adjusted expenses	478	524	544	509	532	956	1,041
Adjusted earnings before provision for income tax	(368)	(420)	(541)	(356)	(407)	(709)	(763)
Provision for income tax expense (benefit)	(269)	(90)	(58)	(159)	(234)	(540)	(393)
Adjusted earnings	(99)	(330)	(483)	(197)	(173)	(169)	(370)
Preferred stock dividends	46	6	45	6	46	52	52
Adjusted earnings available to common shareholders	$(145)	$(336)	$(528)	$(203)	$(219)	$(221)	$(422)

Reconciliation to Income (Loss) from Continuing Operations, Net of Income Tax
Adjusted earnings	$(99)	$(330)	$(483)	$(197)	$(173)	$(169)	$(370)
Adjustments from adjusted earnings to income (loss) from continuing operations, net of income tax:
Net investment gains (losses)	116	(696)	(4)	(192)	(238)	70	(430)
Net derivative gains (losses)	23	(2)	(36)	(40)	68	(363)	28
Premiums	(136)	(37)	—	—	—	(310)	—
Universal life and investment-type product policy fees	(14)	—	—	—	—	(34)	—
Net investment income	(19)	3	4	5	—	(43)	5
Other revenues	(57)	(19)	—	79	78	(116)	157
Policyholder benefits and claims and policyholder dividends	103	(113)	(1)	—	—	249	—
Interest credited to policyholder account balances	(14)	(5)	—	—	—	(28)	—
Capitalization of DAC	(14)	(4)	—	—	—	(30)	—
Amortization of DAC and VOBA	16	(77)	—	—	—	(16)	—
Amortization of negative VOBA	—	—	—	—	—	—	—
Interest expense on debt	4	—	—	—	(30)	16	(30)
Other expenses	(44)	(76)	(256)	(86)	(132)	(177)	(218)
Goodwill impairment	—	—	—	—	—	—	—
Provision for income tax (expense) benefit	3	918	1,755	18	(28)	289	(10)
Income (loss) from continuing operations, net of income tax	(132)	(438)	979	(413)	(455)	(662)	(868)
Income (loss) from discontinued operations, net of income tax	58	(968)	—	—	—	(18)	—
Net income (loss)	(74)	(1,406)	979	(413)	(455)	(680)	(868)
Less: Net income (loss) attributable to noncontrolling interests	—	3	(4)	3	(1)	—	2
Net income (loss) attributable to MetLife, Inc.	(74)	(1,409)	983	(416)	(454)	(680)	(870)
Less: Preferred stock dividends	46	6	45	6	46	52	52
Net income (loss) available to MetLife, Inc.’s common shareholders	$(120)	$(1,415)	$938	$(422)	$(500)	$(732)	$(922)

Total Adjusted Premiums, Fees and Other Revenues	$69	$78	$82	$94	$85	$166	$179

ADJUSTED EARNINGS AVAILABLE TO COMMON SHAREHOLDERS BY SOURCE
	For the Three Months Ended					For the Year-to-Date Period Ended
Unaudited (In millions)	June 30, 2017	September 30, 2017	December 31, 2017	March 31, 2018	June 30, 2018	June 30, 2017	June 30, 2018

Other business activities	$6	$5	$9	$6	$12	$14	$18
Other net investment income	75	49	28	57	50	144	107
Interest expense on debt	(303)	(300)	(297)	(293)	(282)	(601)	(575)
Corporate initiatives and projects	(103)	(45)	(78)	(39)	(97)	(152)	(136)
Other	(47)	(128)	(138)	(87)	(90)	(118)	(177)
Provision for income tax expense (benefit) and other tax-related items	273	89	(7)	159	234	544	393
Preferred stock dividends	(46)	(6)	(45)	(6)	(46)	(52)	(52)
Adjusted earnings available to common shareholders	$(145)	$(336)	$(528)	$(203)	$(219)	$(221)	$(422)

INVESTMENTS INVESTMENT PORTFOLIO RESULTS BY ASSET CATEGORY AND ANNUALIZED YIELDS
	At or For the Three Months Ended
Unaudited (In millions, except yields)	June 30, 2017	September 30, 2017	December 31, 2017	March 31, 2018	June 30, 2018
Fixed Maturity Securities
Yield (1)	4.28%	4.25%	4.30%	4.19%	4.30%
Investment income (2), (3), (4)	$2,820	$2,843	$2,913	$2,839	$2,945
Investment gains (losses) (3)	43	279	—	(95)	(46)
Ending carrying value (2), (3)	301,267	309,607	309,796	305,647	306,991
Mortgage Loans
Yield (1)	4.53%	4.78%	4.55%	4.53%	4.59%
Investment income (4)	758	809	778	792	815
Investment gains (losses)	(14)	28	11	(21)	(15)
Ending carrying value	67,309	68,057	68,731	71,055	70,852
Real Estate and Real Estate Joint Ventures
Yield (1)	3.42%	2.80%	3.29%	3.39%	4.46%
Investment income (3)	79	66	79	83	109
Investment gains (losses) (3)	270	169	167	25	89
Ending carrying value	9,256	9,486	9,637	9,862	9,741
Policy Loans
Yield (1)	5.38%	5.40%	5.46%	5.12%	5.21%
Investment income	129	130	131	124	127
Ending carrying value	9,558	9,585	9,669	9,744	9,702
Equity Securities
Yield (1)	4.58%	4.92%	6.37%	3.79%	4.94%
Investment income	31	31	36	16	15
Investment gains (losses)	1	2	54	(31)	34
Ending carrying value	3,137	2,776	2,513	1,544	1,483
Other Limited Partnership Interests
Yield (1)	14.91%	15.94%	10.64%	15.10%	9.48%
Investment income (3)	194	214	149	219	141
Investment gains (losses) (3)	(11)	(33)	(8)	—	8
Ending carrying value	5,251	5,501	5,708	5,876	5,985
Cash and Short-term Investments
Yield (1)	1.61%	1.13%	1.73%	1.87%	2.30%
Investment income	34	25	40	46	61
Investment gains (losses)	1	2	(21)	(4)	1
Ending carrying value	18,766	20,240	17,571	19,048	20,165
Other Invested Assets (1)
Investment income (3)	170	173	98	228	231
Investment gains (losses) (3)	(72)	28	(25)	(126)	(58)
Ending carrying value	16,559	17,652	17,263	17,486	17,017
Total Investments
Investment income yield (1)	4.54%	4.54%	4.40%	4.50%	4.54%
Investment fees and expenses yield	(0.13)%	(0.14)%	(0.13)%	(0.13)%	(0.12)%
Net Investment Income Yield (1), (3)	4.41%	4.40%	4.27%	4.37%	4.42%
Investment income	$4,215	$4,291	$4,224	$4,347	$4,444
Investment fees and expenses	(123)	(133)	(121)	(128)	(117)
Net investment income including Divested businesses	4,092	4,158	4,103	4,219	4,327
Less: Net investment income from Divested businesses	(21)	2	—	—	—
Net Investment Income, as reported on an adjusted basis (3)	$4,113	$4,156	$4,103	$4,219	$4,327
Ending Carrying Value (3)	$431,103	$442,904	$440,888	$440,262	$441,936
Gross investment gains	$421	$647	$396	$163	$324
Gross investment losses	(100)	(111)	(195)	(297)	(310)
Writedowns	(103)	(61)	(23)	(118)	(1)
Investment Portfolio Gains (Losses) (3)	218	475	178	(252)	13
Investment portfolio gains (losses) income tax (expense) benefit	(69)	(187)	(59)	51	(39)
Investment Portfolio Gains (Losses), Net of Income Tax	$149	$288	$119	$(201)	$(26)

Derivative gains (losses) (3)	$(308)	$(214)	$(134)	$244	$(172)
Derivative gains (losses) income tax (expense) benefit	95	79	168	(84)	57
Derivative Gains (Losses), Net of Income Tax	$(213)	$(135)	$34	$160	$(115)

(1) This yield table presentation is consistent with how we measure our investment performance for management purposes, and we believe it enhances understanding of our investment portfolio results. We calculate yields using investment income, as reported on an adjusted basis, as a percent of average quarterly asset carrying values. Investment income excludes recognized gains and losses, includes the impact of changes in foreign currency exchange rates and reflects the adjustments described on Page A-7 and presented on Page A-1. Asset carrying values exclude unrealized gains (losses), collateral received in connection with our securities lending program, annuities funding structured settlement claims, freestanding derivative assets, collateral received from derivative counterparties, the effects of consolidating under GAAP certain VIEs that are treated as CSEs, contractholder-directed unit-linked investments and FVO Brighthouse common stock. A yield is not presented for other invested assets, as it is not considered a meaningful measure of performance for this asset class.

(2) Fixed maturity securities includes $651 million, $713 million, $865 million, $936 million and $660 million in ending carrying value, and $16 million, $16 million, $7 million, $6 million and $8 million of investment income related to fair value option securities at or for the three months ended June 30, 2017, September 30,2017, December 31, 2017, March 31, 2018 and June 30, 2018, respectively.

(3) The following yield table line items differ from their respective most directly comparable GAAP financial measure as indicated: (A) Fixed maturity securities, which includes contractholder-directed equity securities and fair value option securities, ending carrying value excludes (i) contractholder-directed unit-linked investments and FVO Brighthouse common stock of $14,104 million, $15,818 million, $15,874 million, $15,502 million and $13,182 million and (ii) the effects of consolidating under GAAP certain VIEs that are treated as CSEs of $7 million, $7 million, $6 million, $6 million and $6 million at June 30, 2017, September 30,2017, December 31, 2017, March 31, 2018 and June 30, 2018, respectively; B) Net investment income, as reported on an adjusted basis, reflects the adjustments as presented on Page 5; C) Investment portfolio gains (losses), reflects the non-GAAP adjustments as presented below; and D) Derivative gains (losses), reflects the non-GAAP adjustments as presented below:

	For the Three Months Ended
	June 30, 2017	September 30, 2017	December 31, 2017	March 31, 2018	June 30, 2018
Net investment gains (losses) - GAAP basis	$104	$(606)	$106	$(333)	$(227)
Less: Operating joint venture adjustments	(1)	—	—	(1)	—
Less: Partnerships at fair value	—	—	—	(5)	(1)
Less: Other gains (losses) reported in net investment gains (losses) on GAAP basis	(113)	(1,081)	(72)	(75)	(239)
Investment portfolio gains (losses) - in above yield table	$218	$475	$178	$(252)	$13

	For the Three Months Ended
	June 30, 2017	September 30, 2017	December 31, 2017	March 31, 2018	June 30, 2018
Net derivative gains (losses) - GAAP basis	$(200)	$(123)	$(55)	$349	$(59)
Less: Investment hedge adjustments	114	97	85	110	119
Less: Settlement of foreign currency earnings hedges	(5)	(5)	(6)	(4)	(5)
Less: PAB hedge adjustments	(1)	(1)	—	(1)	(1)
Derivative gains (losses) - in above yield table	$(308)	$(214)	$(134)	$244	$(172)

(4) Investment income from fixed maturity securities and mortgage loans includes prepayment fees.

INVESTMENTS INVESTMENT PORTFOLIO RESULTS BY ASSET CATEGORY AND ANNUALIZED YIELDS
	At or For the Year-to-Date Period Ended
Unaudited (In millions, except yields)	June 30, 2017	September 30, 2017	December 31, 2017	March 31, 2018	June 30, 2018
Fixed Maturity Securities
Yield (1)	4.31%	4.29%	4.29%	4.19%	4.24%
Investment income (2), (3), (4)	$5,645	$8,488	$11,401	$2,839	$5,784
Investment gains (losses) (3)	39	318	318	(95)	(141)
Ending carrying value (2), (3)	301,267	309,607	309,796	305,647	306,991
Mortgage Loans
Yield (1)	4.50%	4.59%	4.58%	4.53%	4.56%
Investment income (4)	1,494	2,303	3,081	792	1,607
Investment gains (losses)	(26)	2	13	(21)	(36)
Ending carrying value	67,309	68,057	68,731	71,055	70,852
Real Estate and Real Estate Joint Ventures
Yield (1)	3.31%	3.14%	3.18%	3.39%	3.93%
Investment income (3)	152	218	297	83	192
Investment gains (losses) (3)	267	436	603	25	114
Ending carrying value	9,256	9,486	9,637	9,862	9,741
Policy Loans
Yield (1)	5.36%	5.37%	5.39%	5.12%	5.16%
Investment income	256	386	517	124	251
Ending carrying value	9,558	9,585	9,669	9,744	9,702
Equity Securities
Yield (1)	4.74%	4.80%	5.15%	3.79%	4.28%
Investment income	62	93	129	16	31
Investment gains (losses)	36	38	92	(31)	3
Ending carrying value	3,137	2,776	2,513	1,544	1,483
Other Limited Partnership Interests
Yield (1)	16.74%	16.46%	14.93%	15.10%	12.26%
Investment income (3)	434	648	797	219	360
Investment gains (losses) (3)	(18)	(51)	(59)	—	8
Ending carrying value	5,251	5,501	5,708	5,876	5,985
Cash and Short-term Investments
Yield (1)	1.52%	1.39%	1.48%	1.87%	2.09%
Investment income	67	92	132	46	107
Investment gains (losses)	3	5	(16)	(4)	(3)
Ending carrying value	18,766	20,240	17,571	19,048	20,165
Other Invested Assets (1)
Investment income (3)	384	557	655	228	459
Investment gains (losses) (3)	(100)	(72)	(97)	(126)	(184)
Ending carrying value	16,559	17,652	17,263	17,486	17,017
Total Investments
Investment income yield (1)	4.60%	4.58%	4.53%	4.50%	4.52%
Investment fees and expenses yield	(0.14)%	(0.14)%	(0.14)%	(0.13)%	(0.13)%
Net Investment Income Yield (1), (3)	4.46%	4.44%	4.39%	4.37%	4.39%
Investment income	$8,494	$12,785	$17,009	$4,347	$8,791
Investment fees and expenses	(257)	(390)	(511)	(128)	(245)
Net investment income including Divested businesses	8,237	12,395	16,498	4,219	8,546
Less: Net investment income from Divested businesses	(48)	(46)	(46)	—	—
Net Investment Income, as reported on an adjusted basis (3)	$8,285	$12,441	$16,544	$4,219	$8,546
Ending Carrying Value (3)	$431,103	$442,904	$440,888	$440,262	$441,936
Gross investment gains	$660	$1,307	$1,703	$163	$487
Gross investment losses	(324)	(435)	(630)	(297)	(607)
Writedowns	(135)	(196)	(219)	(118)	(119)
Investment Portfolio Gains (Losses) (3)	201	676	854	(252)	(239)
Investment portfolio gains (losses) income tax (expense) benefit	(50)	(237)	(296)	51	12
Investment Portfolio Gains (Losses), Net of Income Tax	$151	$439	$558	$(201)	$(227)

Derivative gains (losses) (3)	$(652)	$(866)	$(1,000)	$244	$72
Derivative gains (losses) income tax (expense) benefit	238	317	485	(84)	(27)
Derivative Gains (Losses), Net of Income Tax	$(414)	$(549)	$(515)	$160	$45

(1) This yield table presentation is consistent with how we measure our investment performance for management purposes, and we believe it enhances understanding of our investment portfolio results. We calculate yields using investment income, as reported on an adjusted basis, as a percent of average quarterly asset carrying values. Investment income excludes recognized gains and losses, includes the impact of changes in foreign currency exchange rates and reflects the adjustments described on Page A-7 and presented on Page A-1. Asset carrying values exclude unrealized gains (losses), collateral received in connection with our securities lending program, annuities funding structured settlement claims, freestanding derivative assets, collateral received from derivative counterparties, the effects of consolidating under GAAP certain VIEs that are treated as CSEs, contractholder-directed unit-linked investments and FVO Brighthouse common stock. A yield is not presented for other invested assets, as it is not considered a meaningful measure of performance for this asset class.

(2) Fixed maturity securities includes $651 million, $713 million, $865 million, $936 million and $660 million in ending carrying value, and $45 million, $61 million, $68 million, $6 million and $14 million of investment income related to fair value option securities at or for the year-to-date period ended June 30, 2017, September 30, 2017, December 31, 2017, March 31, 2018 and June 30, 2018, respectively.

(3) The following yield table line items differ from their respective most directly comparable GAAP financial measure as indicated: (A) Fixed maturity securities, which includes contractholder-directed equity securities and fair value option securities, ending carrying value excludes (i) contractholder-directed unit-linked investments and FVO Brighthouse common stock of $14,104 million, $15,818 million, $15,874 million, $15,502 million and $13,182 million and (ii) the effects of consolidating under GAAP certain VIEs that are treated as CSEs of $7 million, $7 million, $6 million, $6 million and $6 million at June 30, 2017, September 30,2017, December 31, 2017, March 31, 2018 and June 30, 2018, respectively; B) Net investment income, as reported on an adjusted basis, reflects the adjustments as presented on Page 5; C) Investment portfolio gains (losses), reflects the non-GAAP adjustments as presented below; and D) Derivative gains (losses), reflects the non-GAAP adjustments as presented below:

	For the Year-to-Date Period Ended
	June 30, 2017	September 30, 2017	December 31, 2017	March 31, 2018	June 30, 2018
Net investment gains (losses) - GAAP basis	$192	$(414)	$(308)	$(333)	$(560)
Less: Operating joint venture adjustments	—	—	—	(1)	(1)
Less: Partnerships at fair value	—	—	—	(5)	(6)
Less: Other gains (losses) reported in net investment gains (losses) on GAAP basis	(9)	(1,090)	(1,162)	(75)	(314)
Investment portfolio gains (losses) - in above yield table	$201	$676	$854	$(252)	$(239)

	For the Year-to-Date Period Ended
	June 30, 2017	September 30, 2017	December 31, 2017	March 31, 2018	June 30, 2018
Net derivative gains (losses) - GAAP basis	$(412)	$(535)	$(590)	$349	$290
Less: Investment hedge adjustments	253	350	435	110	229
Less: Settlement of foreign currency earnings hedges	(11)	(16)	(22)	(4)	(9)
Less: PAB hedge adjustments	(2)	(3)	(3)	(1)	(2)
Derivative gains (losses) - in above yield table	$(652)	$(866)	$(1,000)	$244	$72

(4) Investment income from fixed maturity securities and mortgage loans includes prepayment fees.

INVESTMENTS
SUMMARY OF FIXED MATURITY SECURITIES AVAILABLE-FOR-SALE BY SECTOR AND QUALITY DISTRIBUTION

		June 30, 2017		September 30, 2017		December 31, 2017		March 31, 2018		June 30, 2018
Unaudited (In millions, except ratios)		Amount	% of Total	Amount	% of Total	Amount	% of Total	Amount	% of Total	Amount	% of Total

U.S. corporate securities		$80,188	26.7%	$81,655	26.4%	$82,661	26.8%	$81,834	26.8%	$84,026	27.5%
Foreign government securities		59,899	19.9%	60,789	19.7%	61,534	19.9%	64,510	21.2%	61,682	20.1%
Foreign corporate securities		53,847	17.9%	55,140	17.9%	55,569	18.0%	55,463	18.2%	54,277	17.7%
U.S. government and agency securities		44,368	14.7%	47,664	15.4%	47,394	15.3%	43,827	14.4%	45,387	14.8%
Residential mortgage-backed securities		30,403	10.1%	31,398	10.2%	28,800	9.3%	27,411	9.0%	27,845	9.1%
Asset-backed securities		11,897	4.0%	11,771	3.8%	12,291	4.0%	11,764	3.9%	12,866	4.2%
State and political subdivision securities		12,211	4.1%	12,345	4.0%	12,455	4.0%	12,192	4.0%	12,026	3.9%
Commercial mortgage-backed securities		7,803	2.6%	8,132	2.6%	8,227	2.7%	7,710	2.5%	8,222	2.7%
Total Fixed Maturity Securities Available-For-Sale		$300,616	100.0%	$308,894	100.0%	$308,931	100.0%	$304,711	100.0%	$306,331	100.0%

NAIC	NRSRO
DESIGNATION	RATING
1	Aaa / Aa / A	$213,398	71.0%	$219,158	70.9%	$218,830	70.8%	$214,446	70.4%	$215,582	70.4%
2	Baa	69,803	23.2%	72,293	23.4%	72,396	23.4%	72,531	23.8%	73,442	24.0%
3	Ba	11,672	3.9%	11,562	3.7%	11,711	3.8%	11,551	3.8%	11,189	3.6%
4	B	4,906	1.6%	4,960	1.7%	5,155	1.7%	5,332	1.7%	5,268	1.7%
5	Caa and lower	836	0.3%	917	0.3%	833	0.3%	827	0.3%	826	0.3%
6	In or near default	1	—%	4	—%	6	—%	24	—%	24	—%
Total Fixed Maturity Securities Available-For-Sale (1)		$300,616	100.0%	$308,894	100.0%	$308,931	100.0%	$304,711	100.0%	$306,331	100.0%

GROSS UNREALIZED GAINS AND LOSSES AGING SCHEDULE
FIXED MATURITY SECURITIES AVAILABLE-FOR-SALE (2)

		June 30, 2017		September 30, 2017		December 31, 2017		March 31, 2018		June 30, 2018
Unaudited (In millions, except ratios)		Amount	% of Total	Amount	% of Total	Amount	% of Total	Amount	% of Total	Amount	% of Total

Less than 20%		$2,170	91.6%	$1,900	91.9%	$1,737	91.3%	$3,251	94.7%	$4,557	95.0%
20% or more for less than six months		36	1.5%	49	2.4%	49	2.6%	97	2.8%	174	3.6%
20% or more for six months or greater		162	6.9%	117	5.7%	117	6.1%	85	2.5%	67	1.4%
Total Gross Unrealized Losses		$2,368	100.0%	$2,066	100.0%	$1,903	100.0%	$3,433	100.0%	$4,798	100.0%

Total Gross Unrealized Gains		$24,193		$24,276		$24,765		$21,045		$18,872

(1) Amounts presented are based on ratings of NRSRO and the applicable NAIC designation from the NAIC published comparison of NRSRO ratings to NAIC designations, except for certain structured securities described below. NRSRO ratings are based on availability of applicable ratings. If no NRSRO rating is available, then an internally developed rating is used. Amounts presented for certain structured securities (i.e., non-agency residential mortgage-backed securities, commercial mortgage-backed securities and asset-backed securities) held by MetLife, Inc.'s insurance subsidiaries that maintain the NAIC statutory basis of accounting reflect designations based on revised NAIC methodologies. The NAIC's present methodology is to evaluate structured securities held by insurers using the revised NAIC methodologies on an annual basis. An internally developed designation is used until a final designation becomes available from the NAIC annual review. These revised NAIC designations may not correspond to NRSRO ratings.

(2) MetLife's review of its fixed maturity securities for impairments includes an analysis of the total gross unrealized losses by three categories of securities: (i) securities where the estimated fair value had declined and remained below amortized cost by less than 20%; (ii) securities where the estimated fair value had declined and remained below amortized cost by 20% or more for less than six months; and (iii) securities where the estimated fair value had declined and remained below amortized cost by 20% or more for six months or greater.

INVESTMENTS
SUMMARY OF MORTGAGE LOANS

Unaudited (In millions)	June 30, 2017		September 30, 2017		December 31, 2017		March 31, 2018		June 30, 2018

Commercial mortgage loans	$42,590		$43,243		$44,375		$46,690		$46,075
Agricultural mortgage loans	12,761		12,967		13,014		13,098		13,293
Residential mortgage loans	12,270		12,163		11,656		11,594		11,809
Total Mortgage Loans	67,621		68,373		69,045		71,382		71,177
Valuation allowances	(312)		(316)		(314)		(327)		(325)
Total Mortgage Loans, net	$67,309		$68,057		$68,731		$71,055		$70,852

SUMMARY OF COMMERCIAL MORTGAGE LOANS BY REGION AND PROPERTY TYPE

	June 30, 2017		September 30, 2017		December 31, 2017		March 31, 2018		June 30, 2018
Unaudited (In millions, except ratios)	Amount	% of Total	Amount	% of Total	Amount	% of Total	Amount	% of Total	Amount	% of Total

Pacific	$9,695	22.8%	$9,935	23.0%	$9,875	22.3%	$10,583	22.7%	$10,695	23.2%
International	8,010	18.8%	8,361	19.3%	9,101	20.5%	9,500	20.3%	8,869	19.2%
Middle Atlantic	7,650	17.9%	7,616	17.6%	7,231	16.3%	7,467	16.0%	7,455	16.2%
South Atlantic	4,953	11.6%	4,624	10.7%	5,311	12.0%	5,552	11.9%	5,534	12.0%
West South Central	3,649	8.6%	3,679	8.5%	3,819	8.6%	3,664	7.8%	3,775	8.2%
East North Central	2,218	5.2%	2,413	5.6%	2,683	6.0%	2,687	5.7%	2,573	5.6%
Mountain	1,200	2.8%	1,200	2.8%	1,188	2.7%	1,355	2.9%	1,364	3.0%
New England	1,099	2.6%	1,162	2.7%	901	2.0%	1,129	2.4%	1,127	2.4%
East South Central	714	1.7%	835	1.9%	840	1.9%	963	2.1%	968	2.1%
West North Central	456	1.1%	478	1.1%	477	1.1%	589	1.3%	598	1.3%
Multi-Region and Other	2,946	6.9%	2,940	6.8%	2,949	6.6%	3,201	6.9%	3,117	6.8%
Total	$42,590	100.0%	$43,243	100.0%	$44,375	100.0%	$46,690	100.0%	$46,075	100.0%

Office	$21,476	50.4%	$22,339	51.7%	$22,602	50.9%	$23,474	50.3%	$23,295	50.5%
Retail	8,727	20.5%	8,694	20.1%	8,032	18.1%	8,247	17.7%	8,462	18.4%
Apartment	5,549	13.0%	5,730	13.2%	6,113	13.8%	6,600	14.1%	6,397	13.9%
Industrial	2,713	6.4%	2,744	6.3%	3,125	7.0%	3,699	7.9%	3,736	8.1%
Hotel	3,782	8.9%	3,493	8.1%	3,620	8.2%	3,797	8.1%	3,317	7.2%
Other	343	0.8%	243	0.6%	883	2.0%	873	1.9%	868	1.9%
Total	$42,590	100.0%	$43,243	100.0%	$44,375	100.0%	$46,690	100.0%	$46,075	100.0%

Appendix

APPENDIX METLIFE RECONCILIATION DETAIL

	For the Three Months Ended					For the Year-to-Date Period Ended
Unaudited (In millions)	June 30, 2017	September 30, 2017	December 31, 2017	March 31, 2018	June 30, 2018	June 30, 2017	June 30, 2018

Reconciliation to Adjusted Earnings
Income (loss) from continuing operations, net of income tax	$856	$883	$2,315	$1,257	$894	$1,808	$2,151
Less: adjustments from income (loss) from continuing operations, net of income tax, to adjusted earnings:
Net investment gains (losses)	104	(606)	106	(333)	(227)	192	(560)
Net derivative gains (losses)	(200)	(123)	(55)	349	(59)	(412)	290
Premiums - Divested businesses	(136)	(37)	—	—	—	(310)	—
Universal life and investment-type product policy fees
Unearned revenue adjustments	9	4	(2)	(5)	(5)	10	(10)
GMIB fees	31	32	31	30	31	62	61
Divested businesses	(14)	—	—	7	—	(34)	7
Net investment income
Investment hedge adjustments	(114)	(97)	(85)	(110)	(119)	(253)	(229)
Operating joint venture adjustments	1	—	—	1	—	—	1
Unit-linked contract income	214	234	436	(353)	286	630	(67)
Securitization entities income	—	—	—	—	—	—	—
Certain partnership distributions	—	—	—	(12)	(21)	—	(33)
Divested businesses	(21)	2	—	—	—	(48)	—
Other revenues
Settlement of foreign currency earnings hedges	5	5	6	4	5	11	9
TSA fees	—	—	—	79	78	—	157
Divested businesses	(57)	(19)	—	—	—	(116)	—
Policyholder benefits and claims and policyholder dividends
PDO adjustments	—	—	—	—	—	—	—
Inflation and pass-through adjustments	(53)	28	77	(41)	—	(74)	(41)
GMIB costs	(67)	(138)	(72)	(5)	(51)	(140)	(56)
Market value adjustments	(5)	(8)	(3)	(1)	1	(11)	—
Divested businesses	103	(112)	—	—	—	249	—
Interest credited to policyholder account balances
PAB hedge adjustments	1	1	—	1	1	2	2
Unit-linked contract costs	(213)	(229)	(420)	347	(268)	(615)	79
Divested businesses	(14)	(5)	—	—	—	(28)	—
Capitalization of DAC - Divested businesses	(14)	(4)	—	1	—	(30)	1
Amortization of DAC and VOBA
Related to NIGL and NDGL	28	2	28	14	10	30	24
Related to GMIB fees and GMIB costs	6	—	(21)	(10)	(9)	19	(19)
Related to market value adjustments	—	—	—	—	—	—	—
Divested businesses	17	(75)	—	—	—	(16)	—
Amortization of negative VOBA
Related to market value adjustments	3	2	1	1	—	6	1
Divested businesses	—	—	—	—	—	—	—
Interest expense on debt
Securitization entities debt expense	—	—	—	—	—	—	—
Divested businesses	4	—	—	—	(30)	16	(30)
Other expenses
Noncontrolling interest	3	10	(5)	7	5	7	12
Regulatory implementation costs	—	—	—	(1)	(2)	—	(3)
Acquisition, integration and other costs	(14)	(20)	(23)	(11)	(14)	(22)	(25)
TSA fees	—	—	—	(79)	(78)	—	(157)
Divested businesses	(44)	(70)	(244)	(10)	(53)	(177)	(63)
Goodwill impairment	—	—	—	—	—	—	—
Provision for income tax (expense) benefit	126	985	1,837	(42)	41	366	(1)
Adjusted earnings	$1,167	$1,121	$723	$1,429	$1,372	$2,494	$2,801

APPENDIX METLIFE NOTABLE ITEMS (1)

METLIFE TOTAL
	For the Three Months Ended					For the Year-to-Date Period Ended
Unaudited (In millions)	June 30, 2017	September 30, 2017	December 31, 2017	March 31, 2018	June 30, 2018	June 30, 2017	June 30, 2018
Variable investment income	$—	$—	$—	$—	$—	$15	$—
Catastrophe experience and prior year development, net	—	(10)	7	—	—	(45)	—
Actuarial assumption review and other insurance adjustments	(28)	125	(110)	62	—	48	62
Litigation reserves & settlement costs	—	—	(55)	—	—	(21)	—
Expense initiative costs	(22)	(17)	(42)	(34)	(62)	(43)	(96)
Other expense-related items (2)	(36)	—	—	—	—	(36)	—
Tax adjustments	27	(167)	(298)	—	—	27	—
Total notable items	$(59)	$(69)	$(498)	$28	$(62)	$(55)	$(34)

U.S.
	For the Three Months Ended					For the Year-to-Date Period Ended
Unaudited (In millions)	June 30, 2017	September 30, 2017	December 31, 2017	March 31, 2018	June 30, 2018	June 30, 2017	June 30, 2018
Variable investment income	$—	$—	$—	$—	$—	$22	$—
Catastrophe experience and prior year development, net	—	(10)	7	—	—	(45)	—
Actuarial assumption review and other insurance adjustments	—	—	(62)	—	—	—	—
Total notable items	$—	$(10)	$(55)	$—	$—	$(23)	$—

GROUP BENEFITS
	For the Three Months Ended					For the Year-to-Date Period Ended
Unaudited (In millions)	June 30, 2017	September 30, 2017	December 31, 2017	March 31, 2018	June 30, 2018	June 30, 2017	June 30, 2018
Variable investment income	$—	$—	$—	$—	$—	$3	$—
Total notable items	$—	$—	$—	$—	$—	$3	$—

RETIREMENT AND INCOME SOLUTIONS
	For the Three Months Ended					For the Year-to-Date Period Ended
Unaudited (In millions)	June 30, 2017	September 30, 2017	December 31, 2017	March 31, 2018	June 30, 2018	June 30, 2017	June 30, 2018
Variable investment income	$—	$—	$—	$—	$—	$17	$—
Actuarial assumption review and other insurance adjustments	—	—	(62)	—	—	—	—
Total notable items	$—	$—	$(62)	$—	$—	$17	$—

PROPERTY & CASUALTY
	For the Three Months Ended					For the Year-to-Date Period Ended
Unaudited (In millions)	June 30, 2017	September 30, 2017	December 31, 2017	March 31, 2018	June 30, 2018	June 30, 2017	June 30, 2018
Variable investment income	$—	$—	$—	$—	$—	$2	$—
Catastrophe experience and prior year development, net	—	(10)	7	—	—	(45)	—
Total notable items	$—	$(10)	$7	$—	$—	$(43)	$—

(1) These notable items represent a positive (negative) impact to adjusted earnings available to common shareholders. Notable Items reflect the unexpected impact of events that affect MetLife's results, but that were unknown and that MetLife could not anticipate when it devised its Business Plan. Notable Items also include certain items regardless of the extent anticipated in the Business Plan to help investors have a better understanding of MetLife's results and to evaluate and forecast those results.

(2) For the three months ended June 30, 2017, $36 million in lease impairments are included.

APPENDIX METLIFE NOTABLE ITEMS (CONTINUED) (1)

ASIA
	For the Three Months Ended					For the Year-to-Date Period Ended
Unaudited (In millions)	June 30, 2017	September 30, 2017	December 31, 2017	March 31, 2018	June 30, 2018	June 30, 2017	June 30, 2018
Variable investment income	$—	$—	$—	$—	$—	$(3)	$—
Actuarial assumption review and other insurance adjustments	12	(4)	—	—	—	12	—
Total notable items	$12	$(4)	$—	$—	$—	$9	$—

LATIN AMERICA
	For the Three Months Ended					For the Year-to-Date Period Ended
Unaudited (In millions)	June 30, 2017	September 30, 2017	December 31, 2017	March 31, 2018	June 30, 2018	June 30, 2017	June 30, 2018
Variable investment income	$—	$—	$—	$—	$—	$(1)	$—
Actuarial assumption review and other insurance adjustments	—	15	—	—	—	—	—
Total notable items	$—	$15	$—	$—	$—	$(1)	$—

EMEA
	For the Three Months Ended					For the Year-to-Date Period Ended
Unaudited (In millions)	June 30, 2017	September 30, 2017	December 31, 2017	March 31, 2018	June 30, 2018	June 30, 2017	June 30, 2018
Actuarial assumption review and other insurance adjustments	$—	$(8)	$—	$—	$—	$—	$—
Total notable items	$—	$(8)	$—	$—	$—	$—	$—

METLIFE HOLDINGS
	For the Three Months Ended					For the Year-to-Date Period Ended
Unaudited (In millions)	June 30, 2017	September 30, 2017	December 31, 2017	March 31, 2018	June 30, 2018	June 30, 2017	June 30, 2018
Variable investment income	$—	$—	$—	$—	$—	$1	$—
Actuarial assumption review and other insurance adjustments	(40)	122	(48)	62	—	36	62
Total notable items	$(40)	$122	$(48)	$62	$—	$37	$62

CORPORATE & OTHER
	For the Three Months Ended					For the Year-to-Date Period Ended
Unaudited (In millions)	June 30, 2017	September 30, 2017	December 31, 2017	March 31, 2018	June 30, 2018	June 30, 2017	June 30, 2018
Variable investment income	$—	$—	$—	$—	$—	$(4)	$—
Litigation reserves & settlement costs	—	—	(55)	—	—	(21)	—
Expense initiative costs	(22)	(17)	(42)	(34)	(62)	(43)	(96)
Other expense-related items (2)	(36)	—	—	—	—	(36)	—
Tax adjustments	27	(167)	(298)	—	—	27	—
Total notable items	$(31)	$(184)	$(395)	$(34)	$(62)	$(77)	$(96)

(1) These notable items represent a positive (negative) impact to adjusted earnings available to common shareholders. Notable Items reflect the unexpected impact of events that affect MetLife's results, but that were unknown and that MetLife could not anticipate when it devised its Business Plan. Notable Items also include certain items regardless of the extent anticipated in the Business Plan to help investors have a better understanding of MetLife's results and to evaluate and forecast those results.

(2) For the three months ended June 30, 2017, $36 million in lease impairments are included.

APPENDIX METLIFE EQUITY DETAILS, BOOK VALUE DETAILS AND RETURN ON EQUITY
Unaudited (In millions)	June 30, 2017	September 30, 2017	December 31, 2017	March 31, 2018	June 30, 2018

Total MetLife, Inc.'s stockholders' equity	$69,732	$56,981	$58,676	$56,310	$53,633
Less: Preferred stock	2,066	2,066	2,066	2,560	3,340
MetLife, Inc.'s common stockholders' equity	67,666	54,915	56,610	53,750	50,293
Less: Net unrealized investment gains (losses), net of income tax	15,038	13,343	13,662	11,547	9,703
Defined benefit plans adjustment, net of income tax	(1,923)	(1,878)	(1,845)	(2,206)	(2,179)
Total MetLife, Inc.'s common stockholders' equity, excluding AOCI other than FCTA	54,551	43,450	44,793	44,409	42,769
Less: Goodwill, net of income tax	9,230	9,151	9,322	9,428	9,205
VODA and VOCRA, net of income tax	373	374	378	365	341
Total MetLife, Inc.'s tangible common stockholders' equity	$44,948	$33,925	$35,093	$34,616	$33,223

Unaudited	June 30, 2017	September 30, 2017	December 31, 2017	March 31, 2018	June 30, 2018

Book value per common share (1)	$63.63	$52.09	$54.24	$52.49	$50.28
Less: Net unrealized investment gains (losses), net of income tax	14.15	12.66	13.09	11.28	9.70
Defined benefit plans adjustment, net of income tax	(1.81)	(1.78)	(1.77)	(2.15)	(2.18)
Book value per common share, excluding AOCI other than FCTA (1)	51.29	41.21	42.92	43.36	42.76
Less: Goodwill, net of income tax	8.68	8.68	8.93	9.20	9.20
VODA and VOCRA, net of income tax	0.35	0.35	0.36	0.36	0.34
Book value per common share - tangible common stockholders' equity (1)	$42.26	$32.18	$33.63	$33.80	$33.22

Unaudited (In millions)	June 30, 2017	September 30, 2017	December 31, 2017	March 31, 2018	June 30, 2018

Total MetLife, Inc.'s stockholders' equity	$69,732	$56,981	$58,676	$56,310	$53,633
Less: Preferred stock	2,066	2,066	2,066	2,560	3,340
MetLife, Inc.'s common stockholders' equity	67,666	54,915	56,610	53,750	50,293
Less: Net unrealized investment gains (losses), net of income tax	15,038	13,343	13,662	11,547	9,703
Defined benefit plans adjustment, net of income tax	(1,923)	(1,878)	(1,845)	(2,206)	(2,179)
Total MetLife, Inc.'s common stockholders' equity, excluding AOCI other than FCTA	54,551	43,450	44,793	44,409	42,769
Less: Net equity of assets and liabilities of disposed subsidiary, excluding AOCI other than FCTA	14,649	—	—	—	—
Total MetLife, Inc.'s common stockholders' equity, excluding net equity of assets and liabilities of disposed subsidiary (excludes AOCI other than FCTA)	$39,902	$43,450	$44,793	$44,409	$42,769

Unaudited	June 30, 2017	September 30, 2017	December 31, 2017	March 31, 2018	June 30, 2018

Book value per common share (1)	$63.63	$52.09	$54.24	$52.49	$50.28
Less: Net unrealized investment gains (losses), net of income tax	14.15	12.66	13.09	11.28	9.70
Defined benefit plans adjustment, net of income tax	(1.81)	(1.78)	(1.77)	(2.15)	(2.18)
Book value per common share, excluding AOCI other than FCTA (1)	51.29	41.21	42.92	43.36	42.76
Less: Net equity of assets and liabilities of disposed subsidiary, excluding AOCI other than FCTA	13.77	—	—	—	—
Book value per common share - common stockholders' equity, excluding net equity of assets and liabilities of disposed subsidiary (excludes AOCI other than FCTA) (1)	$37.52	$41.21	$42.92	$43.36	$42.76

	For the Three Months Ended (2)					For the Year Ended
Unaudited (In millions, except ratios)	June 30, 2017	September 30, 2017	December 31, 2017	March 31, 2018	June 30, 2018	December 31, 2017

Return on MetLife, Inc.'s:
Common stockholders' equity	5.2%	(0.6)%	16.3%	9.0%	6.5%	6.3%
Common stockholders' equity, excluding AOCI other than FCTA	6.3%	(0.8)%	20.6%	11.2%	7.8%	7.7%
Tangible common stockholders' equity (3)	7.8%	(0.9)%	26.4%	14.4%	10.1%	9.6%

Adjusted return on MetLife, Inc.'s:
Common stockholders' equity	6.7%	7.3%	4.9%	10.3%	10.2%	6.8%
Common stockholders' equity, excluding AOCI other than FCTA	8.2%	9.1%	6.1%	12.8%	12.2%	8.4%
Common stockholders' equity, excluding net equity of assets and liabilities of disposed subsidiary (excludes AOCI other than FCTA)	11.4%	10.7%	6.1%	12.8%	12.2%	10.3%
Tangible common stockholders' equity (4)	10.0%	11.4%	8.0%	16.4%	15.8%	10.4%

Average common stockholders' equity	$66,890	$61,291	$55,763	$55,180	$52,022	$62,154
Average common stockholders' equity, excluding AOCI other than FCTA	$54,713	$49,001	$44,122	$44,601	$43,589	$50,491
Average common stockholders' equity, excluding net equity of assets and liabilities of disposed subsidiary (excludes AOCI other than FCTA)	$39,171	$41,676	$44,122	$44,601	$43,589	$40,955
Average tangible common stockholders' equity	$45,114	$39,437	$34,509	$34,855	$33,920	$40,903

(1) Calculated using common shares outstanding, end of period.
(2) Annualized using quarter-to-date results.

(3) Net income (loss) available to MetLife, Inc.'s common shareholders and adjusted earnings available to common shareholders, used to calculate returns on tangible equity, exclude the impact of amortization of VODA and VOCRA, net of income tax, for the three months ended June 30, 2017, September 30, 2017, December 31, 2017, March 31, 2018 and June 30, 2018 of $11 million, $9 million, $8 million, $10 million and $10 million, respectively, and for the year ended December 31, 2017 of $39 million.

(4) Adjusted earnings (losses) available to MetLife, Inc.'s common shareholders and adjusted earnings available to common shareholders, used to calculate returns on tangible equity, exclude the impact of amortization of VODA and VOCRA, net of income tax, for the three months ended June 30, 2017, September 30, 2017, December 31, 2017, March 31, 2018 and June 30, 2018 of $8 million, $9 million, $8 million, $10 million and $10 million, respectively, and for the year ended December 31, 2017 of $33 million.

APPENDIX METLIFE RETURN ON ALLOCATED EQUITY (1), (2)
RETURN ON ALLOCATED EQUITY
	For the Three Months Ended
Unaudited	June 30, 2017	September 30, 2017	December 31, 2017	March 31, 2018	June 30, 2018
U.S.
GROUP BENEFITS	29.4%	32.1%	30.7%	22.5%	36.2%
RETIREMENT AND INCOME SOLUTIONS	22.3%	20.7%	17.0%	15.4%	30.2%
PROPERTY & CASUALTY	5.6%	11.2%	20.8%	20.1%	13.2%
TOTAL U.S.	21.2%	22.1%	21.5%	18.0%	28.8%
ASIA	6.5%	7.7%	11.8%	15.8%	6.6%
LATIN AMERICA	13.0%	30.4%	8.0%	23.6%	6.6%
EMEA	8.3%	7.6%	11.3%	10.0%	8.2%
METLIFE HOLDINGS	2.8%	8.1%	9.4%	13.7%	8.1%

RETURN ON ALLOCATED TANGIBLE EQUITY (3)
	For the Three Months Ended
Unaudited	June 30, 2017	September 30, 2017	December 31, 2017	March 31, 2018	June 30, 2018
U.S.	24.7%	25.8%	25.0%	20.9%	33.4%
ASIA	10.3%	12.3%	18.8%	23.9%	10.0%
LATIN AMERICA	22.3%	52.3%	13.8%	39.4%	11.1%
EMEA	13.7%	12.5%	18.4%	16.4%	13.4%
METLIFE HOLDINGS	3.2%	9.1%	10.5%	15.4%	9.3%

ADJUSTED RETURN ON ALLOCATED EQUITY
	For the Three Months Ended
Unaudited	June 30, 2017	September 30, 2017	December 31, 2017	March 31, 2018	June 30, 2018
U.S.
GROUP BENEFITS	28.8%	34.2%	32.7%	31.2%	37.3%
RETIREMENT AND INCOME SOLUTIONS	18.9%	17.8%	12.5%	21.8%	22.4%
PROPERTY & CASUALTY	6.0%	11.0%	20.4%	20.7%	13.6%
TOTAL U.S.	19.3%	21.1%	19.5%	24.1%	24.7%
ASIA	9.9%	10.0%	9.9%	9.2%	10.2%
LATIN AMERICA	21.0%	22.2%	17.0%	17.8%	18.5%
EMEA	9.0%	8.8%	9.8%	9.3%	9.9%
METLIFE HOLDINGS	8.4%	12.9%	6.9%	16.9%	11.1%

ADJUSTED RETURN ON ALLOCATED TANGIBLE EQUITY (3)
	For the Three Months Ended
Unaudited	June 30, 2017	September 30, 2017	December 31, 2017	March 31, 2018	June 30, 2018
U.S.	22.5%	24.6%	22.7%	27.9%	28.6%
ASIA	15.8%	16.0%	15.8%	13.9%	15.4%
LATIN AMERICA	36.2%	38.3%	29.3%	29.8%	30.9%
EMEA	14.7%	14.5%	16.1%	15.3%	16.2%
METLIFE HOLDINGS	9.5%	14.5%	7.8%	19.0%	12.6%

(1) Annualized using quarter-to-date results.
(2) Allocated equity and allocated tangible equity are presented below:
		ALLOCATED EQUITY		ALLOCATED TANGIBLE EQUITY
Unaudited (In millions)		2017	2018	2017	2018
U.S.
GROUP BENEFITS		$2,816	$2,797
RETIREMENT AND INCOME SOLUTIONS		5,538	6,209
PROPERTY & CASUALTY		1,862	1,851
TOTAL U.S.		$10,216	$10,857	$8,792	$9,389
ASIA		$12,587	$14,260	$7,898	$9,456
LATIN AMERICA		$2,933	$3,139	$1,704	$1,880
EMEA		$3,210	$3,473	$2,017	$2,176
METLIFE HOLDINGS		$11,247	$10,063	$10,179	$9,066

(3) Net income (loss) available to MetLife, Inc.'s common shareholders used to calculate the return on allocated tangible equity and adjusted earnings available to common shareholders used to calculate the adjusted return on allocated tangible equity, exclude the impact of amortization on VODA and VOCRA, net of income tax, as presented below:

	For the Three Months Ended
Unaudited (In millions)	June 30, 2017	September 30, 2017	December 31, 2017	March 31, 2018	June 30, 2018
U.S.	$1	$1	$1	$1	$1
ASIA	$1	$1	$1	$2	$2
LATIN AMERICA	$—	$—	$—	$—	$—
EMEA	$2	$2	$2	$2	$2
METLIFE HOLDINGS	$4	$4	$4	$5	$5

APPENDIX METLIFE ADJUSTED PREMIUMS, FEES AND OTHER REVENUES, OTHER EXPENSES AND ADJUSTED EARNINGS AVAILABLE TO COMMON SHAREHOLDERS - CONSTANT CURRENCY BASIS

ADJUSTED PREMIUMS, FEES AND OTHER REVENUES, ON A CONSTANT CURRENCY BASIS

	For the Three Months Ended
Unaudited (In millions)	June 30, 2017	September 30, 2017	December 31, 2017	March 31, 2018	June 30, 2018
U.S. (1)	$6,327	$7,431	$6,038	$5,679	$11,767
ASIA	2,085	2,200	2,143	2,136	2,066
LATIN AMERICA	910	899	969	948	972
EMEA	644	631	649	658	673
METLIFE HOLDINGS (1)	1,404	1,375	1,453	1,331	1,326
CORPORATE & OTHER (1)	69	78	82	94	85
Total adjusted premiums, fees and other revenues, on a constant currency basis	$11,439	$12,614	$11,334	$10,846	$16,889
Total adjusted premiums, fees and other revenues	$11,398	$12,620	$11,300	$10,929	$16,889

ASIA (including operating joint ventures) (2), (3)	$2,280	$2,403	$2,368	$2,375	$2,290

OTHER EXPENSES ON A CONSTANT CURRENCY BASIS

	For the Three Months Ended
Unaudited (In millions)	June 30, 2017	September 30, 2017	December 31, 2017	March 31, 2018	June 30, 2018
U.S. (1)	$914	$933	$926	$961	$965
ASIA	911	920	962	945	976
LATIN AMERICA	341	354	403	320	363
EMEA	342	346	379	341	339
METLIFE HOLDINGS (1)	370	322	333	276	275
CORPORATE & OTHER (1)	202	237	280	232	259
Other expenses, as reported on an adjusted basis, on a constant currency basis	$3,080	$3,112	$3,283	$3,075	$3,177
Other expenses, as reported on an adjusted basis	$3,070	$3,121	$3,277	$3,110	$3,177

ASIA (including operating joint ventures) (2), (3)	$991	$1,002	$1,055	$1,038	$1,071

ADJUSTED EARNINGS AVAILABLE TO COMMON SHAREHOLDERS ON A CONSTANT CURRENCY BASIS

	For the Three Months Ended
Unaudited (In millions)	June 30, 2017	September 30, 2017	December 31, 2017	March 31, 2018	June 30, 2018
U.S. (1)	$493	$539	$498	$653	$671
ASIA	314	316	314	324	363
LATIN AMERICA	150	153	124	139	145
EMEA	75	69	79	77	86
METLIFE HOLDINGS (1)	237	364	194	425	280
CORPORATE & OTHER (1)	(145)	(336)	(528)	(203)	(219)
Total adjusted earnings available to common shareholders on a constant currency basis	$1,124	$1,105	$681	$1,415	$1,326
Total adjusted earnings available to common shareholders	$1,121	$1,115	$678	$1,423	$1,326

(1) Amounts on a reported basis, as constant currency impact is not significant.

 (2) Adjusted premiums, universal life and investment-type product policy fees, other revenues and other expenses are reported as part of net investment income on the statement of adjusted earnings available to common shareholders for operating joint ventures.

(3) Includes MetLife, Inc.'s percentage interest in operating joint ventures as follows: (i) India, 26%, (ii) Vietnam, 60%, (iii) China, 50% and (iv) Malaysia, 50%.

METLIFE
NON-GAAP AND OTHER FINANCIAL DISCLOSURES

In this QFS, MetLife presents certain measures of its performance that are not calculated in accordance with GAAP. We believe that these non-GAAP financial measures enhance the understanding of our performance by highlighting the results of operations and the underlying profitability drivers of our business.

The following non-GAAP financial measures should not be viewed as substitutes for the most directly comparable financial measures calculated in accordance with GAAP:

Non-GAAP financial measures:		Comparable GAAP financial measures:
(i)	adjusted revenues	(i)	revenues
(ii)	adjusted expenses	(ii)	expenses
(iii)	adjusted premiums, fees and other revenues	(iii)	premiums, fees and other revenues
(iv)	adjusted earnings	(iv)	income (loss) from continuing operations, net of income tax
(v)	adjusted earnings available to common shareholders	(v)	net income (loss) available to MetLife, Inc.’s common shareholders
(vi)	adjusted earnings available to common shareholders on a constant currency basis	(vi)	net income (loss) available to MetLife, Inc.’s common shareholders
(vii)	adjusted earnings available to common shareholders per diluted common share	(vii)	net income (loss) available to MetLife, Inc.’s common shareholders per diluted common share
(viii)	adjusted return on equity	(viii)	return on equity
(ix)	adjusted return on equity, excluding AOCI other than FCTA	(ix)	return on equity
(x)	adjusted tangible return on equity	(x)	return on equity
(xi)	investment portfolio gains (losses)	(xi)	net investment gains (losses)
(xii)	derivative gains (losses)	(xii)	net derivative gains (losses)
(xiii)	MetLife, Inc.’s tangible common stockholders’ equity	(xiii)	MetLife, Inc.’s stockholders’ equity
(xiv)	MetLife, Inc.’s common stockholders’ equity, excluding AOCI other than FCTA	(xiv)	MetLife, Inc.’s stockholders’ equity
(xv)	MetLife, Inc.'s common stockholders' equity, excluding net equity of assets and liabilities of disposed subsidiary (excludes AOCI other than FCTA)	(xv)	MetLife, Inc.’s stockholders’ equity
(xvi)	adjusted expense ratio	(xvi)	expense ratio
(xvii)	adjusted expense ratio, excluding total notable items related to other expenses and PRT	(xvii)	expense ratio
(xviii)	direct expense ratio	(xviii)	expense ratio
(xix)	direct expense ratio, excluding total notable items related to direct expenses and PRT	(xix)	expense ratio

Reconciliations of these non-GAAP measures to the most directly comparable GAAP measures are included in this QFS and in this period’s earnings news release which is available at www.metlife.com.

Our definitions of the various non-GAAP and other financial measures discussed in this QFS may differ from those used by other companies:

Adjusted earnings and related measures

•	adjusted earnings;
•	adjusted earnings available to common shareholders; and
•	adjusted earnings available to common shareholders per diluted common share.

These measures are used by management to evaluate performance and allocate resources. Consistent with GAAP guidance for segment reporting, adjusted earnings is also MetLife’s GAAP measure of segment performance. Adjusted earnings and other financial measures based on adjusted earnings are also the measures by which MetLife senior management’s and many other employees’ performance is evaluated for the purposes of determining their compensation under applicable compensation plans. Adjusted earnings and other financial measures based on adjusted earnings allow analysis of our performance relative to our business plan and facilitate comparisons to industry results.

Adjusted earnings is defined as adjusted revenues less adjusted expenses, both net of income tax. Adjusted earnings available to common shareholders is defined as adjusted earnings less preferred stock dividends.

Adjusted revenues and adjusted expenses

These financial measures, along with the related adjusted premiums, fees and other revenues, focus on our primary businesses principally by excluding the impact of market volatility, which could distort trends, and revenues and costs related to non-core products and certain entities required to be consolidated under GAAP. Also, these measures exclude results of discontinued operations under GAAP and other businesses that have been or will be sold or exited by MetLife but do not meet the discontinued operations criteria under GAAP (“Divested businesses”). Divested businesses also includes the net impact of transactions with exited businesses that have been eliminated in consolidation under GAAP and costs relating to businesses that have been or will be sold or exited by MetLife that do not meet the criteria to be included in results of discontinued operations under GAAP. Adjusted revenues also excludes NIGL and NDGL. Adjusted expenses also excludes goodwill impairments.

The following additional adjustments are made to revenues, in the line items indicated, in calculating adjusted revenues:
•
Universal life and investment-type product policy fees excludes the amortization of unearned revenue related to NIGL and NDGL (“Unearned revenue adjustments”) and certain variable annuity GMIB fees (“GMIB fees”);

•
Net investment income: (i) includes earned income on derivatives and amortization of premium on derivatives that are hedges of investments or that are used to replicate certain investments but do not qualify for hedge accounting treatment (“Investment hedge adjustments”), (ii) excludes post-tax adjusted earnings adjustments relating to insurance joint ventures accounted for under the equity method (“Operating joint venture adjustments”), (iii) excludes certain amounts related to contractholder-directed unit-linked investments (“Unit-linked contract income”), (iv) excludes certain amounts related to securitization entities that are VIEs consolidated under GAAP (“Securitization entities income”), and (v) includes distributions of profits from certain other limited partnership interests that were previously accounted for under the cost method, but are now accounted for at estimated fair value, where the change in estimated fair value is recognized in NIGL for GAAP ("Certain partnership distributions"); and

•	Other revenues is adjusted for settlements of foreign currency earnings hedges and excludes fees received in association with services provided under transition service agreements ("TSA fees").

METLIFE NON-GAAP AND OTHER FINANCIAL DISCLOSURES (CONTINUED)
Adjusted revenues and adjusted expenses (continued)
The following additional adjustments are made to expenses, in the line items indicated, in calculating adjusted expenses:
•
Policyholder benefits and claims and policyholder dividends excludes: (i) changes in the policyholder dividend obligation related to NIGL and NDGL (“PDO adjustments”), (ii) inflation-indexed benefit adjustments associated with contracts backed by inflation-indexed investments and amounts associated with periodic crediting rate adjustments based on the total return of a contractually referenced pool of assets and other pass-through adjustments (“Inflation and pass-through adjustments”), (iii) benefits and hedging costs related to GMIBs (“GMIB costs”), and (iv) market value adjustments associated with surrenders or terminations of contracts (“Market value adjustments”);

•
Interest credited to policyholder account balances includes adjustments for earned income on derivatives and amortization of premium on derivatives that are hedges of policyholder account balances but do not qualify for hedge accounting treatment (“PAB hedge adjustments”) and excludes amounts related to net investment income earned on contractholder-directed unit-linked investments (“Unit-linked contract costs”);

•	Amortization of DAC and VOBA excludes amounts related to: (i) NIGL and NDGL, (ii) GMIB fees and GMIB costs, and (iii) Market value adjustments;
•	Amortization of negative VOBA excludes amounts related to Market value adjustments;
•	Interest expense on debt excludes certain amounts related to securitization entities that are VIEs consolidated under GAAP (“Securitization entities debt expense”); and
•
Other expenses excludes costs related to: (i) noncontrolling interests, (ii) implementation of new insurance regulatory requirements (“Regulatory implementation costs”) and (iii) acquisition, integration and other costs. Other expenses includes TSA fees.

Adjusted earnings also excludes the recognition of certain contingent assets and liabilities that could not be recognized at acquisition or adjusted for during the measurement period under GAAP business combination accounting guidance.

The tax impact of the adjustments mentioned above are calculated net of the U.S. or foreign statutory tax rate, which could differ from MetLife's effective tax rate.  Additionally, the provision for income tax (expense) benefit also includes the impact related to the timing of certain tax credits, as well as certain tax reforms.

Investment portfolio gains (losses) and derivative gains (losses)

These are measures of investment and hedging activity. Investment portfolio gains (losses) principally excludes amounts that are reported within net investment gains (losses) but do not relate to the performance of the investment portfolio, such as gains (losses) on sales and divestitures of businesses, goodwill impairment or changes in estimated fair value. Derivative gains (losses) principally excludes earned income on derivatives and amortization of premium on derivatives, where such derivatives are either hedges of investments or are used to replicate certain investments, and where such derivatives do not qualify for hedge accounting. This earned income and amortization of premium is reported within adjusted earnings and not within derivative gains (losses).

Return on equity, allocated equity, tangible equity and related measures
•
MetLife, Inc.’s common stockholders’ equity, excluding AOCI other than FCTA: MetLife, Inc.’s common stockholders’ equity, excluding the net unrealized investment gains (losses) and defined benefit plans adjustment components of AOCI, net of income tax.

•	Return on MetLife, Inc.’s common stockholders’ equity: net income (loss) available to MetLife, Inc.’s common shareholders divided by MetLife, Inc.'s average common stockholders’ equity.
•
Return on MetLife, Inc.’s common stockholders’ equity, excluding AOCI other than FCTA : net income (loss) available to MetLife, Inc.’s common shareholders divided by MetLife, Inc.'s average common stockholders’ equity, excluding AOCI other than FCTA.

•	Adjusted return on MetLife, Inc.’s common stockholders’ equity: adjusted earnings available to common shareholders divided by MetLife, Inc.'s average common stockholders’ equity.
•
Adjusted return on MetLife, Inc.’s common stockholders’ equity, excluding AOCI other than FCTA: adjusted earnings available to common shareholders divided by MetLife, Inc.'s average common stockholders’ equity, excluding AOCI other than FCTA.

•
Adjusted return on MetLife, Inc.’s common stockholders’ equity, excluding net equity of assets and liabilities of disposed subsidiary (excludes AOCI other than FCTA): adjusted earnings available to common shareholders divided by MetLife, Inc.’s average common stockholders’ equity, excluding net equity of assets and liabilities of disposed subsidiary (excludes AOCI other than FCTA).

•
Allocated equity: portion of MetLife, Inc.’s common stockholders’ equity that management allocates to each of its segments and sub-segments based on local capital requirements and economic capital. Economic capital is an internally developed risk capital model, the purpose of which is to measure the risk in the business and to provide a basis upon which capital is deployed. MetLife management periodically reviews this model to ensure that it remains consistent with emerging industry practice standards and the local capital requirements; allocated equity may be adjusted if warranted by such review. Allocated equity excludes the impact of AOCI other than FCTA.

•	Return on allocated equity: net income (loss) available to MetLife, Inc.'s common shareholders divided by allocated equity.
•	Adjusted return on allocated equity: adjusted earnings available to common shareholders divided by allocated equity.

The above measures represent a level of equity consistent with the view that, in the ordinary course of business, we do not plan to sell most investments for the sole purpose of realizing gains or losses. Also, refer to the utilization of adjusted earnings and other financial measures based on adjusted earnings mentioned above.

•
MetLife, Inc.’s tangible common stockholders’ equity or tangible equity: MetLife, Inc.’s common stockholders’ equity, excluding AOCI other than FCTA, reduced by the impact of goodwill, VODA and VOCRA, all net of income tax.

•
Return on MetLife, Inc.’s tangible common stockholders’ equity: net income (loss) available to MetLife, Inc.’s common shareholders, excluding amortization of VODA and VOCRA, net of income tax, divided by MetLife, Inc.'s average tangible common stockholders’ equity.

•
Adjusted return on MetLife, Inc.’s tangible common stockholders’ equity: adjusted earnings available to common shareholders, excluding amortization of VODA and VOCRA, net of income tax, divided by MetLife, Inc.’s average tangible common stockholders’ equity.

•
Return on allocated tangible equity: net income (loss) available to MetLife, Inc.'s common shareholders, excluding amortization of VODA and VOCRA, net of income tax, divided by allocated tangible equity.

•	Adjusted return on allocated tangible equity: adjusted earnings available to common shareholders, excluding amortization of VODA and VOCRA, net of income tax, divided by allocated tangible equity.
The above measures are, when considered in conjunction with regulatory capital ratios, a measure of capital adequacy.

METLIFE NON-GAAP AND OTHER FINANCIAL DISCLOSURES (CONTINUED)
Expense ratio, direct expense ratio, adjusted expense ratio and related measures
•	Expense ratio: other expenses, net of capitalization of DAC, divided by total premiums, fees and other revenues.
•	Direct expense ratio: direct expenses, on an adjusted basis, divided by total adjusted premiums, fees and other revenues.
•
Direct expense ratio, excluding total notable items and PRT: direct expenses, on an adjusted basis, excluding total total notable items related to direct expenses, divided by total adjusted premiums, fees and other revenues, excluding PRT.

•	Adjusted expense ratio: other expenses, net of capitalization of DAC, both on an adjusted basis, divided by total adjusted premiums, fees and other revenues.
•
Adjusted expense ratio, excluding total notable items and PRT: other expenses, net of capitalization of DAC, both on an adjusted basis, excluding total notable items related to other expenses, divided by total adjusted premiums, fees and other revenues, excluding PRT.

The following additional information is relevant to an understanding of our performance results:
•
Statistical sales information for Latin America, Asia and EMEA: calculated using 10% of single-premium deposits (mainly from retirement products such as variable annuity, fixed annuity and pensions), 20% of single-premium deposits from credit insurance and 100% of annualized full-year premiums and fees from recurring-premium policy sales of all products (mainly from risk and protection products such as individual life, accident & health and group). Sales statistics do not correspond to revenues under GAAP, but are used as relevant measures of business activity.

•
All comparisons on a constant currency basis reflect the impact of changes in foreign currency exchange rates and are calculated using the average foreign currency exchange rates for the current period and are applied to each of the comparable periods. As a result, amounts will be updated each period to reflect the average foreign currency exchange rates.

METLIFE ACRONYMS

AOCI	Accumulated other comprehensive income (loss)
CSE	Consolidated securitization entity
DAC	Deferred policy acquisition costs
EMEA	Europe, the Middle East and Africa
FCTA	Foreign currency translation adjustments
FVO	Fair value option
GAAP	Accounting principles generally accepted in the United States of America
GMIB	Guaranteed minimum income benefits
NAIC	National Association of Insurance Commissioners
NDGL	Net derivative gains (losses)
NIGL	Net investment gains (losses)
NRSRO	Nationally Recognized Statistical Rating Organizations
PAB	Policyholder account balances
PDO	Policyholder dividend obligation
PRT	Pension risk transfers
QFS	Quarterly financial supplement
TSA	Transition service agreement
VIE	Variable interest entity
VOBA	Value of business acquired
VOCRA	Value of customer relationships acquired
VODA	Value of distribution agreements